united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:6/30/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual
Report

June 30, 2017

(Unaudited)

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Opportunity Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2017 – Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2017 – Unaudited

August 2017

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2017 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first half of 2017 as well as the relative performance compared to an appropriate index.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The first half of 2017 turned out to be a good run for stock and bond markets. The rally in stocks sparked by the U.S. election last November carried over into the New Year and continued on steadily through June. The S&P 500 Index is on an eight-month streak of gains, along with many other U.S. and international indices. Despite a flurry of headlines from Washington and around the world, the stock market gains occurred in an environment of low volatility. So far this year the S&P 500 Index has not experienced an intra-day move of 2% in either direction, compared to 20 such days in 2016, 19 in 2015, and many more in prior years.

The low levels of volatility have been surprising given the numerous developments that typically move markets. Most of the focus remains on Washington, both in terms of legislative developments as well as central bank policy. Of the many issues facing the government, the markets are most focused on the same list of items that were the catalyst for the post-election rally: tax reform, deregulation, and infrastructure spending.

While stock markets have steadily increased since the election, the bond market has been sending some mixed signals. Yields of bonds with longer maturities initially spiked higher in the wake of the election, which meant prices of those bonds were falling. However, that trend reversed early in 2017, and prices have gained ground as long-term yields have fallen to pre-election levels. Meanwhile, yields on shorter-term bonds have begun to creep up. When short-term yields are rising and long-term yields are falling, this is known as a flattening yield curve. Flattening yield curves have sometimes been a sign of coming recession. This is at odds with a rising stock market, which typically indicates optimism about future economic growth. This divergence between stocks and bonds has given rise to a debate about which market is accurately predicting the future.

One of the factors driving longer-term bond yields lower is recent inflation readings, which have come in at the lower end of expectations. Generally speaking, faster economic growth leads to higher inflation, and consequently, higher interest rates. Lower inflation is leading to speculation that the economy is heading into recession. Declining oil prices have also fed this anxiety, as lower oil prices tend to drag down prices in other areas of the economy. The most recent reading of the Core Consumer Price Index was a tepid 1.7% (this measure excludes energy and food prices, which are more volatile).

But lower inflation has been a consistent feature of this long economic recovery. It’s also been a reason the Federal Reserve (Fed) has kept its benchmark rate near zero as long as it did. Now that the Fed has begun to increase rates, weaker inflation data have led to reduced market expectations for further hikes. In fact, the Fed Funds Futures market is pricing in only one more rate hike over the next two years, despite Fed indications there would be several more to come.

The Fed’s general belief is that a strong labor market leads to increasing wages. It follows that increasing wages eventually result in higher prices as companies seek to remain profitable. As a result, inflation data will be under the microscope in the coming months as investors attempt to predict Fed action. The Fed has also indicated it is preparing to reduce the size of its large balance sheet, which ballooned over the course of various quantitative easing programs. The Fed has indicated it would allow many of the bonds it purchased to mature, allowing the balance sheet to shrink.

As the calendar turns to the second half of 2017, the market will continue to pay close attention to developments in Washington. Reduced expectations for policy changes leave the door open for an upside boost to the market if meaningful tax reform is enacted. But as has been the case for quite some time now, higher valuations of stocks mean the margin for error is smaller. Earnings growth has accompanied stock market gains to a certain extent, but valuations have become stretched. Legislative breakthroughs would at least provide some support for further gains.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

JOHNSON EQUITY INCOME FUND
Performance Review – June 30, 2017 Unaudited

For the year through June 30, 2017, the Johnson Equity Income Fund gained 11.46%. The Fund outperformed the S&P 500 Index return of 9.34% and the Lipper Equity Income Index return of 6.28%. The Lipper Equity Income Index is an index consisting of the thirty largest equity income-oriented mutual funds.

Stock selection accounted for all of the outperformance during the first half of the year. The sectors making the greatest contribution to the positive stock selection included Consumer Staples, Financials, and Health Care. Nestle and Unilever were notable positive contributors in the Consumer Staples sector while Abbott, Medtronic, and Zimmer Biomet were notable positive contributors within Health Care. Within the Financials sector, on the heels of very strong performance by Banks in the second half of 2016, it was the Fund’s non-bank holdings that contributed positively to performance including Invesco, Marsh McLennan, and American Express.

Within the overall market, Information Technology and Health Care were the two best performing sectors in the first half of the year. Along with the Health Care stocks already mentioned, the Fund’s Technology holdings including Oracle, Apple, and Cognizant Technology were strong performers. The outperformance by these two sectors, largely viewed as ‘growth’ sectors, characterized market dynamics in the period. Growth stocks significantly outperformed value stocks. Stocks with the highest expected earnings growth outperformed while stocks with the highest dividend yields underperformed. What did this mean for the Fund? As we’ve mentioned in recent commentaries, valuations in the highest dividend yielding stocks had become unattractive while stocks with lower dividend yields, but higher dividend growth, were more attractive. Adhering to the Fund’s valuation discipline and objective of owning dividend-paying stocks, we had been shifting the portfolio over the past several quarters toward stocks with lower absolute yields, but higher dividend growth. This shift benefitted the Fund based on first half market dynamics.

During the first half of the year, new additions to the portfolio were mostly consistent with this theme including S&P Global, Nike, and Carlisle Companies. Consistent with this theme we also added to existing positions in Mastercard, TJX Companies, and Automatic Data Processing. Additional new purchases in the period included Wal-Mart Stores, Realty Income, which is a triple-net lease Real Estate Investment Trust with an attractive 4.5% dividend yield, as well as, Alphabet Inc. which is the parent of Google. The Fund sold its positions in RenaissanceRe, SAP, Fortive, and Parker-Hannifin. All of these sales were the result of strong performance resulting in the stocks exceeding our estimates of fair value.

Average Annual Total Returns as of June 30, 2017
	Equity Income Fund	S&P 500 Index
Six Months	11.46%	9.34%
One Year	18.09%	17.90%
Three Years	5.49%	9.61%
Five Years	12.32%	14.63%
Ten Years	6.85%	7.18%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – June 30, 2017 Unaudited

For the six months ending June 30, 2017, the Johnson Growth Fund returned 12.07%, compared to the return of 9.34% for the Standard & Poors 500 Index (S&P 500).

After a dismal 2016, investing in growth-oriented stocks has come back into favor this year. Growth stocks tend to outperform in periods of slow economic growth as investors “pay up” for companies that can deliver solid earnings growth. In the first half of 2017, stocks with earnings growth greater than 12.5% enjoyed an average share price increase of 15%. Stocks with earnings growth less than 4.5% had an average share price decrease of 1.1%. Stocks with higher valuations and lower dividend yields — both of which tend to be more growth oriented — have also outperformed substantially this year.

The Fund owns stocks in seven of the eleven sectors within the S&P 500. For the first half of 2017, the Fund outperformed in four of those sectors. Technology was the best performing sector relative to the market. Our overweighting in the sector and solid stock picking led to a relative outperformance of 308 basis points. Strong performance was turned in by Apple, Red Hat, Broadcom, Oracle, Facebook and Mastercard. Red Hat was the best performing stock for the period with a gain of 44%. Our Health Care stocks also outperformed nicely-led by Patheon, Zoetis, Johnson & Johnson and Celgene. Financials and Consumer Staples also saw outperformance, which was driven by Invesco, American Express and Nestle.

The worst performing sector relative to the S&P 500 was Industrials. Weak earnings from Carlisle and doubts about the ability of General Electric to turn around some of their business lines caused most of the relative underperformance. Energy remained weak as oil prices fell, primarily due to concerns of oversupply. As a result, Schlumberger and EOG Resources were both down in excess of 10%. Consumer Discretionary was another underperforming sector. This was driven primarily by continued comparable sales weakness at Munro Muffler Brake and concerns about Amazon hurting sales at TJX Companies.

The Fund has its largest overweight positions in the Technology and Industrial sectors. Technology continues to provide solid, sustainable growth opportunities as new applications allow for increased efficiency through higher productivity and increased automation. Industrials have seen relatively strong performance since the November election as investors are anticipating higher infrastructure spending. In addition, global economic growth-primarily in Europe and China-has started to increase. The largest underweight position is in the Financial sector, which traditionally is not a growth oriented sector. The Fund has no weight in the Telecommunications, Materials, REIT and Utility sectors.

New stocks purchased in the first half of the year included Automatic Data Processing, Amazon, S&P Global, Carlisle Companies, Patheon, Vail Resorts, BancAmerica, Monro Muffler Brake, WalMart, Palo Alto Networks, Kroger and Vantiv. Positions eliminated during the period were Parker Hannifin, IPG Photonics, Costco, Nestle, and Fortinet.

Average Annual Total Returns as of June 30, 2017
	Growth Fund	S&P 500 Index
Six Months	12.07%	9.34%
One Year	19.54%	17.90%
Three Years	5.22%	9.61%
Five Years	11.96%	14.63%
Ten Years	5.24%	7.18%

Long-term capital growth is the objective of the Johnson Growth Fund, and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND
Performance Review – June 30, 2017 Unaudited

The Johnson Opportunity Fund had a net total return of 5.38% in the first half of 2017, lagging the Russell 2500 Index’s 5.97% return.

Growth-oriented styles were particularly rewarded through the first six months of the year. The Russell 2500 Growth Index, up 10.6%, outperformed Value’s 1.9% gain, as investors gravitated to more speculative stocks in areas such as biotechnology and internet software services. The Fund’s quality focus and valuation sensitivity fell out of favor, but this was partially offset by good security selection in the majority of the sectors.

Health Care was the market’s strongest sector in the first half, led by the biotechnology industry which seemed to gain momentum from excitement about high growth rates and an easing of concern that policy makers would increase regulation. The Fund was underweight biotech stocks as many of these companies are too speculative and lack the financial consistency to meet our quality criteria. An underweight in Technology, the second best performing sector also limited returns compared to the Index, although security selection in this sector was additive. Energy was the worst performing sector as oil prices declined 14%, but the Fund’s underweight and good security selection made it a positive contributor relative to the benchmark.

Three of the Fund’s ten worst performance detractors were in the Industrials sector. HNI Corp., Fluor Corp., and Carlisle Corp. all had negative earnings growth trends. While the overall economy seems to be on firm ground, there are certainly pockets of the manufacturing industry that are weak and these companies were exposed in certain areas. The Fund’s worst performer, Helmerich & Payne, lost one-third of its value as earnings losses mounted amid falling oil prices and reduced drilling activity. Foot Locker Inc., was also a poor performer as investors worried about competitive pressures to traditional apparel retailers given growing use of online shopping.

Some of the Fund’s best performers benefitted from a benign economy and investors’ preference for growth stocks. The Fund’s top contributor was Align Technology, a maker of orthodontic devices, which is experiencing rapid growth due to the success of its Invisalign Systems product that corrects malocclusion. iRobot Corp. was another unique product company that outperformed as it experienced success with growth in its Roomba and Brava family of products, which provide robotic floor cleaning. Within the high growth Technology sector, IPG Photonics, Constellation Software, and Red Hat Inc. all were top performers as well.

P/E ratios for smaller company stocks have slightly compressed this year, meaning that the positive returns from stocks are being driven by earnings growth. While most of the market’s biggest headlines this year have been related to U.S. politics, the economy continues to plod along, allowing improving earnings growth. Interest rates have remained low, supporting a high market valuation. These trends seems likely to continue for now, but our market return expectations are lower than average.

Average Annual Total Returns as of June 30, 2017
	Opportunity Fund	Russell 2500 Index
Six Months	5.38%	5.97%
One Year	19.41%	19.84%
Three Year	6.85%	6.93%
Five Years	15.02%	14.04%
Ten Years	6.29%	7.42%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – June 30, 2017 Unaudited

The Johnson Realty Fund returned 3.36% for the period ending June 30, 2017, compared to a return of 2.07% for the S&P US REIT index.

2017 has been a struggle for REITs as the prospect for higher interest rates and better yield alternatives continues to inhibit the markets ability to move higher. The Federal Reserve has increased rates for a second time in June and the fourth time during this cycle. They have also maintained their forecast of three rate increases in 2017, which signals just one more for the year potentially. Prior to the strong move in June, up 2.34%, REITs had been slightly negative for the year. The broad based stock market has been driven higher by improving earnings trends, with the S&P 500 up 9.34% for the year. The fundamentals in REITs are also improving, but their overall valuation had been extended and is now normalizing. Again the overall impact of rising interest rates can been seen through this year’s movements. REITs historically perform best in flat to declining interest rate environments, which has been the environment for the past several years. Rising interest rates are providing near term headwind for REITs, especially coming out of this period of exceptionally low interest rates.

The Fund outperformed the benchmark by 1.29% in the first half of 207. Overall, it has maintained a fairly neutral position, relative to property type weights. The Fund has been nearly full invested, with cash being less than a 1.2% holding over the first half of the year. The Fund was market weight to overweigh in the two worst performing assets classes, Self-Storage and Retail, compared to the benchmark. However it was slightly overweight the Infrastructure and Data Center sectors, which drove performance, with these property types up over 20%.

Security selection also contributed positively with a couple of names contributing to the relative performance. Dupont Fabros Technology was up 41.8% in the first half driven by strong growth in Data Centers. American Tower Corp improved by 26.5% as the market and need for cell towers continues to increase. Finally Equity Lifestyles saw its stock increase by 21.2% as demand for manufactured homes and recreational vehicle communities continue to grow.

REITs continue to possess long term portfolio diversification benefits. We would expect, as interest rates rise, yield-oriented investors may continue to exit the asset class. This may take several years as the market is coming off of historically low interest rate levels. However, valuations have become more realistic, and as the interest rate cycle elongates, investors may again find value in REIT shares. The Fund’s philosophy is to remain fully invested with the long term goal to provide asset class like returns.

Average Annual Total Returns as of June 30, 2017
	Realty Fund	S&P US REIT Index
Six Months	3.36%	2.07%
One Year	-1.45%	-2.25%
Three Years	7.74%	7.93%
Five Years	8.59%	9.23%
Ten Years	4.57%	5.78%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund, and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P US REIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P US REIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – June 30, 2017 Unaudited

The Johnson International Fund had a total net return of 10.54% through the first six months of 2017, underperforming the MSCI ACWI ex-US Index’s 14.09% return.

The first half of 2017 saw a continued improvement in earnings growth in most international markets, and investors gained confidence that the five year earnings slump has ended. Most foreign currencies strengthened against the U.S. dollar and international markets posted gains that were stronger than the U.S. stock market’s.

While the Fund takes a highly diversified approach by country, sector, and security, our large-cap ADR bias somewhat limited our participation in the pro-cyclical rally that favored smaller-cap, riskier stocks. An underweight to emerging markets also had a negative impact on returns relative to the Index. The MSCI Emerging Markets Index was up 18.4% compared to a gain of 13.8% for the developed market EAFE Index.

Negative security selection effect explains most of the underperformance compared to the benchmark, as we lagged 9 of the 11 sectors. The poor performance of several pharmaceutical companies within the Fund continued to weigh on results. Rising competitive pressures and weaker growth were to blame for weak performance from Astellas Pharma Inc., Dr. Reddy’s Laboratories Ltd., Teva Pharmaceuticals, and Shire PLC. Energy was the only sector that had negative absolute returns during the period due to a 14% drop in oil prices. Many of the Fund’s worst performers were in this area including Lukoil PJSC, TechnipFMC PLC, Suncor Energy Inc., and CNOOC Limited.

Investor preference for growth over value was another defining characteristic of the first half of the year. The top four contributors to the Fund’s performance were all in the growth-heavy Technology sector, which was the market leader by a wide margin with Index returns approaching 30% in the first half of the year. Alibaba Group Holding Ltd., Tencent Holdings Ltd., SAP SE, and Taiwan Semiconductor Manufacturing Co., Ltd. all benefitted from accelerating earnings growth trends. Consumer Staples stock selection was additive with large positive return contributions from Wal-Mart de Mexico SAB de CV, Unilever, and Nestle S.A.

Despite the good performance of international stocks this year, they still remain cheaper than U.S. stocks. Global economic indicators remain mildly supportive of growth still in most countries and this should support continued earnings improvements. Our intent remains to keep a diversified portfolio of stocks that offers the potential to reward long-term investors who seek exposure to foreign markets.

Average Annual Total Returns as of June 30, 2017
	International Fund	MSCI ACWI ex US Index
Six Months	10.54%	14.09%
One Year	14.69%	20.45%
Three Years	-0.33%	0.80%
Five Years	6.43%	7.22%
Since Inception*	8.21%	9.04%

Asset Allocation by Country as of June 30, 2017
Japan	17.05%	South Korea	2.82%
United Kingdom	13.72%	Hong Kong	2.73%
Germany	8.71%	Taiwan	2.49%
Other*	8.61%	India	2.15%
Switzerland	7.87%	Sweden	1.91%
France	7.45%	Spain	1.83%
China	7.34%	Netherlands	1.80%
Canada	6.20%	Mexico	1.52%
Australia	4.54%	Brazil	1.26%

*	Countries in “Other” category include: Russia, Norway, Denmark, Israel, Singapore, Belgium, Chile, Italy, South Africa and Philippines.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – June 30, 2017 Unaudited

The Johnson Fixed Income Fund provided a total return of 2.10% during the first half of 2017, compared to a 2.27% return for the Bloomberg Barclay’s Capital Aggregate Index.

Bond yields began the year at somewhat elevated levels following the November election results, and the fund maintained a neutral duration relative to the benchmark as a result. The Federal Reserve continued to tighten monetary policy, enacting two additional 25 basis point rate hikes so far this year. This caused the short end of the yield curve to move higher. Longer dated interest rates fell, however, as optimism for fiscal stimulus faded.

Meanwhile, credit spreads began the year at somewhat tight levels after narrowing consistently throughout the prior year. Spreads have continued their tightening trend to start this year as well, as solid economic fundamentals justify continued improvement. Sector performance was uneven though, with financials outperforming industrials and utilities. The Fund’s overweight to corporate bonds was helpful to performance relative to the Fund’s benchmark so far this year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of the year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. In addition to raising the Federal Funds rate, the Fed may also taper its balance sheet reinvestment policy. Although growth in the US has been somewhat disappointing, the promise of fiscal stimulus may provide an economic tailwind in the coming year. Manufacturing has improved alongside the rebound in energy prices and the consumer should continue to benefit from rising wages and solid job creation. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages and the Fund’s position in Treasury Inflation Protected Securities will benefit as inflation rebounds. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2017
	Fixed Income Fund	Bloomberg Barclays Capital Aggregate Index
Six Months	2.10%	2.27%
One Year	-0.23%	-0.31%
Three Years	2.48%	2.48%
Five Years	2.21%	2.21%
Ten Years	4.48%	4.48%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – June 30, 2017 Unaudited

The Johnson Municipal Income Fund provided a total return of 2.41% during the first half of 2017 compared to 3.09% for the Bloomberg Barclays 5-Year General Obligation Municipal Index. After rising during 2016, interest rates declined moderately the first six months of the year.

During 2017, municipal bond yields fell, leading to the Fund’s positive return. The Fund’s emphasis on higher yielding and longer duration securities was additive to performance. However, the Fund’s laddered maturity structure detracted from performance as bond yields fell the most on intermediate securities, leading to relative underperformance overall versus the Fund’s benchmark. While the benchmark is comprised solely of 4-6 year maturity securities, the Fund is constructed with a more diverse maturity profile of bonds primarily due within 1 to 15 years.

New issue supply of municipal securities has been modest during 2017 as refinancing activity slowed after interest rates rose in late 2016 and issuers awaited guidance from Washington on infrastructure spending and fiscal policy. Demand for municipal securities has been robust, as concerns about lower tax rates have abated and investors continue to seek income, safety and stability. Growth in tax revenues for many municipalities has moderated, but the majority of states and local governments continue to report healthy revenue from income, sales, and property tax collections. Defaults in the municipal sector have remained very low on an absolute basis despite headlines surrounding fiscal challenges in a few municipalities. We continue to expect lower quality issuers, primarily in a handful of states such as New Jersey, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Approximately 75% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 29% of its assets in states other than Ohio.

Looking forward into the second half of 2017, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. In addition to raising the Federal Funds rate, the Fed may also taper its balance sheet reinvestment policy. Although growth in the US has been somewhat disappointing, the promise of fiscal stimulus may provide an economic tailwind in the coming year. Manufacturing has improved alongside the rebound in energy prices and the consumer should continue to benefit from rising wages and solid job creation. While the potential for tax reform could reduce demand for municipal securities, investors have historically shown greater interest in municipal bonds at higher rates. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2017
	Municipal Income Fund	Bloomberg Barclays 5 Year G.O. Municipal Index
Six Months	2.41%	3.09%
One Year	-0.31%	0.34%
Three Years	2.22%	1.90%
Five Years	2.09%	1.89%
Ten Years	3.59%	3.83%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Common Stocks	Shares	Fair Value
Comcast Corp. – Class A	86,900	$3,382,148
Lowe's Companies Inc.	64,600	5,008,438
Nike Inc. – Class B	65,200	3,846,800
TJX Companies Inc.	74,100	5,347,797
VF Corp.	94,200	5,425,920
13.3% – Total For Consumer Discretionary		$23,011,103
Coca Cola Co.	105,820	4,746,027
CVS Health Corp.	64,105	5,157,888
Nestle SA ADR	41,300	3,601,360
Procter & Gamble Co.	33,990	2,962,229
Unilever PLC	68,200	3,690,984
Wal – Mart Stores Inc.	66,500	5,032,720
14.6% – Total For Consumer Staples		$25,191,208
Chevron Corp.	31,575	3,294,220
Royal Dutch Shell PLC, Class B ADR	91,500	4,980,345
Schlumberger Ltd.	46,150	3,038,516
6.5% – Total For Energy		$11,313,081
American Express Co.	70,800	5,964,192
Chubb Ltd.	36,725	5,339,081
Iberiabank Corp.	61,100	4,979,650
Invesco Ltd.	96,585	3,398,826
Marsh & McLennan Companies Inc.	46,700	3,640,732
Morningstar Inc.	20,900	1,637,306
PNC Financial Services Group Inc.	25,500	3,184,185
S&P Global Inc.	25,000	3,649,750
18.4% – Total For Financial Services		$31,793,722
Abbott Laboratories	116,400	5,658,204
Danaher Corp.	60,800	5,130,912
Medtronic PLC	60,200	5,342,750
Zimmer Biomet Holdings	42,700	5,482,680
Zoetis Inc.	88,400	5,514,392
15.7% – Total For Health Care		$27,128,938
Carlisle Cos. Inc.	30,400	2,900,160
Paccar Inc.	52,000	3,434,080
Roper Technologies Inc.	16,300	3,773,939
Union Pacific Corp.	28,350	3,087,598
7.6% – Total For Industrials		$13,195,777

Common Stocks	Shares	Fair Value
Accenture PLC – Class A	12,120	$1,499,002
Alphabet Inc. – Class A*	3,900	3,625,752
Apple Inc.	43,310	6,237,506
Automatic Data Processing Inc.	48,000	4,918,080
Cisco Systems Inc.	94,400	2,954,720
Cognizant Technology Solutions Corp.*	47,000	3,120,800
Mastercard Inc. – Class A	43,800	5,319,510
Microsoft Corp.	48,360	3,333,455
Oracle Corp.	76,400	3,830,696
20.1% – Total For Information Technology		$34,839,521
AT&T Inc.	76,640	2,891,627
1.7% – Total For Telecommunication Services		$2,891,627
Total Common Stocks 97.9%		$169,364,977
(Identified Cost $136,333,809)
Real Estate Investment Trusts (REITs)
Realty Income Corp.	32,000	1,765,760
Total REITs 1.0%		$1,765,760
(Identified Cost $1,695,697)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,171,428	1,171,428
Total Cash Equivalents 0.7%		$1,171,428
(Identified Cost $1,171,428)
Total Portfolio Value 99.6%		$172,302,165
(Identified Cost $139,200,934)
Other Assets in Excess of Liabilities 0.4%		$643,349
Total Net Assets 100.0%		$172,945,514
*	Non – income producing security.
**	Variable Rate Security; as of June 30, 2017, the 7 day annualized yield was 0.61%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Common Stocks	Shares	Fair Value
Amazon.com Inc.	550	$532,400
Lowe's Companies Inc.	11,040	855,931
Monroe Muffler Brake	17,760	741,480
Nike Inc. Class B	16,370	965,830
Priceline Group Inc.*	500	935,260
Starbucks Corp.	15,560	907,304
TJX Companies Inc.	11,270	813,356
Vail Resorts Inc.	4,850	983,725
Walt Disney Co.	4,105	436,156
15.1% – Total For Consumer Discretionary		$7,171,442
CVS Health Corp.	11,620	934,945
Kroger Co.	21,200	494,384
Pepsico Inc.	8,040	928,540
Procter & Gamble Co.	10,680	930,762
Wal – Mart Stores Inc.	12,010	908,917
8.8% – Total For Consumer Staples		$4,197,548
Chevron Corp.	7,720	805,428
EOG Resources Inc.	14,840	1,343,317
Schlumberger Ltd.	15,705	1,034,017
6.7% – Total For Energy		$3,182,762
American Express Co.	11,436	963,369
Bank of America Corp.	19,710	478,165
Berkshire Hathaway Inc. Class B*	5,550	940,003
Iberiabank Corp.	10,710	872,865
Invesco Ltd.	22,500	791,775
JP Morgan Chase & Co.	10,350	945,990
S&P Global Inc.	3,590	524,104
Wells Fargo & Co.	8,790	487,054
12.6% – Total For Financial Services		$6,003,325
Allergan PLC*	3,100	753,579
Biogen Inc.*	2,900	786,944
Celgene Corp.*	7,249	941,428
Danaher Corp.	11,330	956,139
Johnson & Johnson	7,225	955,795
Medtronic PLC	11,170	991,337
Zoetis Inc.	25,170	1,570,105
14.6% – Total For Health Care		$6,955,327

Common Stocks	Shares	Fair Value
3M Co.	2,400	$499,656
Carlisle Cos. Inc.	8,640	824,256
General Electric Co.	30,440	822,184
Paccar Inc.	13,940	920,598
Roper Technologies Inc.	4,800	1,111,344
Union Pacific Corp.	8,760	954,052
10.8% – Total For Industrials		$5,132,090
Alphabet Inc. – Class A*	870	808,822
Alphabet Inc. – Class C*	1,129	1,025,956
Apple Inc.	15,260	2,197,745
Automatic Data Processing	9,250	947,755
Broadcom Ltd.	3,965	924,043
Cognizant Technology Solutions Corp.*	13,120	871,168
Facebook Inc. – Class A*	6,130	925,507
Mastercard Inc. – Class A	12,670	1,538,771
Oracle Corp.	20,510	1,028,371
Palo Alto Networks	4,320	578,059
Red Hat Inc.*	4,817	461,228
Salesforce.com Inc.*	10,480	907,568
Ultimate Software Group Inc.*	2,315	486,289
Vantiv Inc.	15,370	973,536
28.7% – Total For Information Technology		$13,674,818
Total Common Stocks 97.3%		$46,317,312
(Identified Cost $35,457,561)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,273,641	1,273,641
Total Cash Equivalents 2.7%		$1,273,641
(Identified Cost $1,273,641)
Total Portfolio Value 100.0%		$47,590,953
(Identified Cost $36,731,202)
Liabilities in Excess of Other Assets 0.0%		$(1,405)
Total Net Assets 100.0%		$47,589,548
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2017, the 7 day annualized yield was 0.61%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Common Stocks	Shares	Fair Value
Carter's Inc.	8,500	$756,075
Cooper-Standard Holdings	6,500	655,655
Culp Inc.	23,000	747,500
Foot Locker Inc.	12,000	591,360
Gentex Corp.	40,000	758,800
iRobot Corp.	7,500	631,050
LKQ Corp.*	24,000	790,800
Steven Madden Ltd.*	15,000	599,250
Superior Uniform Group	20,000	447,000
Thor Industries Inc.	4,400	459,888
Winmark Corp.	7,300	941,335
15.2% – Total For Consumer Discretionary		$7,378,713
Boston Beer Inc. – Class A	2,700	356,805
Casey's General Stores Inc.	5,000	535,550
Church & Dwight Co. Inc.	10,000	518,800
Ingredion Inc.	5,300	631,813
4.2% – Total For Consumer Staples		$2,042,968
Helmerich & Payne Inc.	7,800	423,852
Oceaneering International Inc.	17,400	397,416
1.7% – Total For Energy		$821,268
Assurant Inc.	6,000	622,140
Assured Guaranty Ltd.	16,000	667,840
Axis Capital Holdings Ltd.	7,000	452,620
Berkshire Hills Bancorp Inc.	15,000	527,250
Bryn Mawr Bank Corp.	14,000	595,000
Diamond Hill Investment Group Inc.	2,400	478,560
East West Bancorp Inc.	12,000	702,960
Everest Re Group Ltd.	3,200	814,688
First Interstate Bancsystem Inc.	12,500	465,000
German American Bancorp Inc.	15,750	536,917
Iberiabank Corp.	7,800	635,700
Invesco Ltd.	19,900	700,281
Lakeland Bancorp Inc.	28,000	527,800
Morningstar Inc.	8,500	665,890
Reinsurance Group of America Inc.	4,500	577,755
RenaissanceRe Holdings Ltd.	2,500	347,625
Signature Bank	4,300	617,179
Westwood Holdings Group Inc.	10,800	612,252
21.7% – Total For Financial Services		$10,547,457

Common Stocks	Shares	Fair Value
Align Technology Inc.*	6,300	$945,756
Analogic Corp.	3,400	247,010
Prestige Brands Holdings Inc.*	13,000	686,530
United Therapeutics Corp.*	5,300	687,569
Universal Health Services Inc. – Class B	5,000	610,400
Varex Imaging Corp.	2,280	77,064
Varian Medical Systems Inc.*	5,700	588,183
VCA Inc.*	7,300	673,863
9.3% – Total For Health Care		$4,516,375
Alamo Group Inc.	10,300	935,343
American Woodmark Corp.*	4,000	382,200
Carlisle Cos. Inc.	7,000	667,800
Deluxe Corp.	9,200	636,824
Fluor Corp.	10,000	457,800
Generac Holdings Inc.*	14,000	505,820
Hexcel Corp.	14,000	739,060
Hillenbrand Inc.	14,000	505,400
HNI Corp.	9,000	358,830
Hubbell Inc.	5,200	588,484
Old Dominion Freight Line Inc.*	6,300	600,012
Quanta Services Inc.*	17,000	559,640
Regal Beloit Corp.	7,700	627,935
Snap-On Inc.	4,000	632,000
Standex International Inc.	7,000	634,900
18.2% – Total For Industrials		$8,832,048
Amdocs Ltd.	11,800	760,628
Brocade Communications Systems Inc.	30,000	378,300
CACI International Inc.	4,800	600,240
Constellation Software	1,200	631,248
Flir Systems Inc.	9,800	339,668
IPG Photonics Corp.*	3,600	522,360
PC Connection Inc.	27,000	730,620
Perficient Inc.*	33,000	615,120
Red Hat Inc.*	4,700	450,025
Ultimate Software Group Inc.*	1,700	357,102
Vantiv Inc.	11,700	741,078
12.6% – Total For Information Technology		$6,126,389

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Common Stocks	Shares	Fair Value
AptarGroup Inc.	6,200	$538,532
Avery Dennison Corp.	4,500	397,665
Packaging Corp. of America	8,500	946,815
RPM International Inc.	6,000	327,300
Scotts Miracle-Gro Co. – Class A	8,500	760,410
Sensient Technologies	7,500	603,975
Valvoline Inc.	27,000	640,440
Westlake Chemical Corp.	8,500	562,785
9.8% – Total For Materials		$4,777,922
Atmos Energy Corp.	7,000	580,650
1.2% – Total For Utilities		$580,650
Total Common Stocks 93.9%		$45,623,790
(Identified Cost $35,869,872)
Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities Inc.	5,200	626,444
Apartment Investment & Mangement Co.	10,000	429,700
Extra Space Storage Inc.	8,300	647,400
National Retail Properties Inc.	18,500	723,350
Total REITs 5.0%		$2,426,894
(Identified Cost $2,403,754)
Cash Equivalents
First American Government Obligation Fund, Class Z**	580,209	580,209
Total Cash Equivalents 1.2%		$580,209
(Identified Cost $580,209)
Total Portfolio Value 100.1%		$48,630,893
(Identified Cost $38,853,835)
Liabilities in Excess of Other Assets -0.1%		$(35,906)
Total Net Assets 100.0%		$48,594,987
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2017, the 7 day annualized yield was 0.61%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	1,600	$75,680
Apartment Investment & Management Co.	2,624	112,753
Avalonbay Communities Inc.	1,809	347,636
Camden Property Trust	1,200	102,612
Equity LifeStyle Properties Inc.	1,500	129,510
Equity Residential	5,000	329,150
Essex Property Trust Inc.	865	222,539
Mid – America Apartment Communities Inc.	2,233	235,314
Senior Housing Properties Trust	2,000	40,880
Sun Communities Inc.	650	56,998
UDR Inc.	3,807	148,359
16.8% – Total For Residential		$1,801,431
American Tower Corp.	5,839	772,616
Brandywine Realty Trust	3,000	52,590
Cousins Properties Inc.	3,500	30,765
Equinix Inc.	600	257,496
Douglas Emmett Inc.	2,500	95,525
Lexington Realty Trust	3,500	34,685
Life Storage Inc.	450	33,345
National Retail Properties Inc.	2,250	87,975
PS Business Parks Inc.	500	66,195
Urban Edge Properties	1,530	36,307
Vornado Realty Trust	2,561	240,478
15.9% – Total For Diversified		$1,707,977
HCP Inc.	6,500	207,740
Healthcare Realty Trust Inc.	1,500	51,225
LTC Properties Inc.	650	33,403
Medical Properties Trust Inc.	2,800	36,036
Omega Healthcare Investors Inc.	2,500	82,550
Quality Care Properties*	1,300	23,803
Universal Health Realty Income Trust	300	23,862
Ventas Inc.	4,700	326,556
Welltower Inc.	4,750	355,537
10.6% – Total For Health Care Facilities		$1,140,712

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Diamondrock Hospitality Co.	4,000	$43,800
Host Hotels & Resorts Inc.	10,354	189,168
LaSalle Hotel Properties	1,500	44,700
Pebblebrook Hotel Trust	1,200	38,688
RL Lodging Trust	2,500	49,675
Ryman Hospitality Properties	1,000	64,010
4.0% – Total For Hotels/Motels		$430,041
Alexandria Real Estate Equities Inc.	1,000	120,470
Boston Properties Inc.	2,020	248,500
CoreSite Realty Corp.	500	51,765
Corporate Office Properties Trust	2,000	70,060
Digital Realty Trust Inc.	2,300	259,785
Duke Realty Corp.	5,000	139,750
Dupont Fabros Technology Inc.	1,800	110,088
Equity Commonwealth*	1,700	53,720
Highwoods Properties Inc.	1,700	86,207
Kilroy Realty Corp.	1,545	116,107
Liberty Property Trust	2,661	108,329
Mack – Cali Realty Corp.	1,500	40,710
Parkway Inc.*	437	10,003
Piedmont Office Realty Trust Inc.	3,500	73,780
13.9% – Total For Office		$1,489,274
CubeSmart	2,500	60,100
DCT Industrial Trust Inc.	1,375	73,480
EastGroup Properties Inc.	600	50,280
Extra Space Storage Inc.	1,750	136,500
First Industrial Realty Trust Inc.	1,675	47,938
Prologis Inc.	7,306	428,424
Public Storage	2,400	500,472
12.1% – Total For Industrial		$1,297,194
Acadia Realty Trust	1,000	27,800
Alexander's Inc.	100	42,146
DDR Corp.	4,055	36,779
EPR Properties	1,000	71,870
Federal Realty Investment Trust	1,000	126,390
General Growth Properties Inc.	12,200	287,432
Hospitality Properties Trust	2,100	61,215

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Kimco Realty Corp.	5,667	$103,989
Macerich Co.	2,192	127,268
Realty Income Corp.	3,569	196,937
Regency Centers Corp.	2,095	131,231
Retail Properties of America	3,500	42,735
Simon Property Group Inc.	4,279	692,171
SL Green Realty Corp.	1,500	158,700
Tanger Factory Outlet Centers Inc.	2,000	51,960
Taubman Centers Inc.	800	47,640
Washington Real Estate Investment Trust	1,500	47,850
Weingarten Realty Investors	2,500	75,250
Washington Prime Group Inc.	3,353	28,065
21.9% – Total For Retail		$2,357,428
Rayonier Inc.	2,000	57,540
Weyerhaeuser Co.	10,700	358,450
3.9% – Total For Timber		$415,990
Total REITs 99.1%		$10,640,047
(Identified Cost $5,421,936)
Cash Equivalents
First American Government Obligation Fund, Class Z**	60,502	60,502
Total Cash Equivalents 0.6%		$60,502
(Identified Cost $60,502)
Total Portfolio Value 99.7%		$10,700,549
(Identified Cost $5,482,438)
Other Assets in Excess of Liabilities: 0.2%		$46,285
Total Net Assets 100.0%		$10,746,834
*	Non – income producing security.
**	Variable Rate Security; as of June 30, 2017, the 7 day annualized yield was 0.61%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Common Stocks	Shares	Fair Value
Adidas AG ADR	1,500	$143,955
CIE Financiere Richemont AG ADR	22,000	181,170
Compass Group PLC ADR	3,846	82,574
Daimler AG	600	43,506
Honda Motor Co. Ltd. ADR	3,500	95,865
Magna International Inc.	2,000	92,660
Publicis Groupe SA ADR	7,800	146,250
RTL Group SA ADR	15,000	113,103
Sky PLC ADR	4,500	232,965
Sony Corp.	2,700	103,113
Tata Motors Ltd.	3,425	113,059
Toyota Motor Corp.	1,800	189,036
WPP PLC ADR	1,300	137,033
10.5% – Total For Consumer Discretionary		$1,674,289
Coca-Cola Amatil Ltd. ADR	10,860	77,649
Danone ADR	6,184	92,884
Essity AB ADR	5,300	144,955
L’Oreal ADR	2,800	117,054
Nestle SA ADR	2,400	209,280
Reckitt Benckiser Group PLC ADR	5,900	122,130
Svenska Cellulosa Aktiebolaget ADR	5,300	40,174
Unilever NV	2,500	138,175
Unilever PLC	3,000	162,360
Wal-Mart De Mexico SAB de CV ADR	10,000	232,100
7.5% – Total For Consumer Staples		$1,336,761
BP PLC	2,298	79,626
CNOOC Ltd.	500	54,705
Lukoil Corp. ADR	3,900	190,281
Petrochina Co. Ltd.	300	18,384
Royal Dutch Shell PLC, Class B ADR	1,400	76,202
Sasol Ltd. ADR	2,800	78,260
Statoil ASA	4,000	66,120
Suncor Energy Inc.	3,200	93,440
Technip FMC	3,100	84,320
Total SA	2,352	116,635
Woodside Petroleum ADR	5,200	119,860
6.1% – Total For Energy		$977,833
Allianz SE ADR	7,900	156,222
Admiral Group PLC ADR	6,400	167,744

Common Stocks	Shares	Fair Value
Australia and New Zealand Banking Group Ltd.	3,200	$71,008
Banco Bradesco ADR	13,310	113,135
Banco Santander SA ADR	17,974	120,246
Bank of Montreal	1,240	91,066
Barclays PLC	10,000	105,900
BNP Paribas ADR	4,000	145,440
China Construction Bank ADR	5,300	82,574
Credit Suisse Group ADR	3,777	55,144
Deutsche Boerse AG ADR	7,000	73,850
ICICI Bank Ltd.	9,680	86,830
Industrial and Commercial Bank Of China Ltd. ADR	16,000	204,640
Itau Unibanco Holding SA ADR	7,700	85,085
KB Financial Group Inc.	2,400	121,176
Manulife Financial Corp.	4,420	82,919
Mitsubishi UFJ Financial Group Inc.	35,200	237,600
Mizuho Financial Group Inc. ADR	41,400	151,938
Orix Corp. ADR	1,750	136,377
Royal Bank of Canada	1,000	72,520
Sumitomo Mitsui Financial Group Inc. ADR	37,000	290,820
Tokio Marine Holdings Inc. ADR	6,000	249,420
Toronto Dominion Bank	1,400	70,532
UBS Group AG*	4,800	81,504
United Overseas Bank Ltd. ADR	1,900	64,125
Westpac Banking Corp. Ltd.	4,650	108,810
Zurich Insurance Group Ltd. ADR	3,240	94,381
20.8% – Total For Financial Services		$3,321,006
Astellas Pharma Inc. ADR	23,000	281,290
Astrazeneca PLC ADR	1,600	54,544
Bayer AG ADR	1,300	168,824
Dr. Reddy’s Laboratories Ltd.	3,340	140,748
Novartis AG	2,480	207,006
Novo Nordisk AS	4,000	171,560
Roche Holdings Ltd. ADR	7,100	225,780
Shire PLC ADR	900	148,743
Taro Pharmaceuticals Ltd.*	800	89,648
Teva Pharmaceuticals ADR	2,400	79,728
9.8% – Total For Health Care		$1,567,871
ABB Ltd.	2,900	72,210
Atlas Copco AB ADR	3,000	116,070
BAE Systems PLC ADR	1,600	53,664
Bunzl PLC ADR	5,600	168,056

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Common Stocks	Shares	Fair Value
Canadian National Railway Co.	1,400	$113,470
CK Hutchison Holdings Ltd. ADR	8,000	100,200
Fanuc Corp. ADR	4,000	77,200
Itochu Corp. ADR	3,700	110,075
Keppel Corp. Ltd. ADR	7,900	72,206
Komatsu Ltd. ADR	4,000	102,600
Mitsui & Co., Ltd. ADR	300	85,753
Schneider Electric SE ADR	10,000	153,800
Sensata Technologies Holding NV*	3,200	136,704
Siemens AG	1,800	124,470
9.3% – Total For Industrials		$1,486,478
Alibaba Group Holdings ADR*	1,600	225,440
Baidu Inc. ADR*	400	71,544
Cap Gemini SA ADR	4,000	82,680
CGI Group Inc.*	5,100	260,457
Lenovo Group Ltd. ADR	11,000	139,810
Open Text Corp.	3,200	100,928
SAP SE ADR	3,100	324,477
Siliconware Precision Industries Co. ADR	4,267	34,008
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000	279,680
Tencent Holdings Ltd. ADR	6,500	233,740
United Microelectronics ADR	44,930	109,629
11.7% – Total For Information Technology		$1,862,393
Air Liquide SA ADR	3,777	94,066
BASF SE ADR	1,850	172,587
BHP Billiton Ltd.	2,550	90,754
Newcrest Mining Ltd. ADR	15,000	232,200
Nitto Denko Corp. ADR	4,200	172,998
Posco	1,400	87,626
Rio Tinto PLC	1,570	66,427
Syngenta AG	1,100	101,915
6.4% – Total For Materials		$1,018,573

Common Stocks	Shares	Fair Value
BT Group PLC ADR	3,800	$73,758
China Mobile Ltd.	3,700	196,433
Deutsche Telekom AG ADR	4,000	72,060
KDDI Corp. ADR	16,000	210,880
Nippon Telegraph and Telephone Corp. ADR	1,200	56,544
Orange	12,000	191,760
PLDT Inc. ADR	1,800	63,558
SK Telecom Co. Ltd.	3,400	87,278
SoftBank Group Corp. ADR	1,800	73,260
Telefonica SA	5,190	53,924
Telenor ASA ADR	6,900	113,816
7.5% – Total For Telecommunication Services		$1,193,271
Enel SpA ADR	21,100	112,569
Enel Americas SA ADR	12,000	113,160
Iberdrola SA ADR	3,578	113,512
Korea Electric Power Corp.	7,800	140,166
National Grid PLC ADR	2,566	161,196
SSE PLC ADR	4,000	77,080
4.4% – Total For Utilities		$717,683
Total Common Stocks 94.0%		$15,156,158
(Identified Cost $12,461,682)
Real Estate Investment Trusts (REITs)
Sun Hung Kai Properties Ltd. ADR	11,000	162,250
Total REITs 1.0%		$162,250
(Identified Cost $143,141)
Cash Equivalents
First American Government Obligation Fund, Class Z**	551,081	551,081
Total Cash Equivalents 3.5%		$551,081
(Identified Cost $551,081)
Total Portfolio Value 98.5%		$15,869,489
(Identified Cost $13,155,904)
Other Assets in Excess of Liabilities 0.3%		$97,972
Total Net Assets 100.0%		$15,967,461
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2017, the 7 day annualized yield was 0.61%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
Ace INA Holdings Senior Unsecured Notes, 2.875% Due 11/03/2022	2,375,000	$2,416,035
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	3,000,000	3,069,786
AON PLC Senior Unsecured Notes, 3.500% Due 06/14/2024	580,000	591,378
AON PLC Senior Unsecured Notes, 4.000% Due 11/27/2023	3,285,000	3,468,907
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	2,294,000	2,425,572
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	2,117,000	2,262,766
Chubb INA Holdings Inc. Senior Unsecured Notes, 2.300% Due 11/03/2020	2,000,000	2,011,404
ERP Operating LP Senior Unsecured Notes, 7.125% Due 10/15/2017	885,000	898,016
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	4,490,000	4,768,874
Huntington Bancshares Senior Unsecured Notes, 3.150% Due 03/14/2021	4,280,000	4,364,419
JPMorgan Chase & Co. Subordinated Notes, 3.875% Due 09/10/2024	5,000,000	5,158,715
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	746,000	763,400
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	3,800,000	4,157,724
Marsh & McLennan Co. Inc. Senior Unsecured Notes, 3.500% Due 06/03/2024	435,000	448,796
Marsh & McLennan Co. Inc. Senior Unsecured Notes, 4.800% Due 07/15/2021	3,155,000	3,430,012
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	4,000,000	4,013,192
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	2,000,000	2,001,252
MUFG Americas Holdings Corp. Senior Unsecured Notes, 3.500% Due 06/18/2022	3,924,000	4,042,140
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	2,349,000	2,555,954
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	3,363,281

Fixed Income Securities – Bonds	Face Value	Fair Value
Prudential Financial Inc. Senior Unsecured Notes, 5.375% Due 06/21/2020	105,000	$114,707
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	4,500,000	4,568,585
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	4,980,000	5,172,811
Wells Fargo & Co. Subordinated Notes, 4.300% Due 07/22/2027	2,000,000	2,094,838
Wells Fargo & Co. Subordinated Notes, 5.606% Due 01/15/2044	4,500,000	5,351,296
22.3% – Total For Corporate Bonds: Bank and Finance		$73,513,860
AT&T Inc. Senior Unsecured Notes, 3.000% Due 02/15/2022	407,000	408,813
AT&T Inc. Senior Unsecured Notes, 5.000% Due 03/01/2021	2,828,000	3,057,783
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	904,049
Chevron Corp. Senior Unsecured Notes, 2.355% Due 12/05/2022	5,000,000	4,976,900
CVS Health Corp. Senior Unsecured Notes, 3.500% Due 07/20/2022	4,005,000	4,153,437
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	3,166,000	3,183,258
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 2.158% Due 04/15/2023**	4,275,000	4,363,552
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 2.246% Due 03/15/2023**	2,180,000	2,241,389
Goodrich Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,025,000	1,093,072
Johnson Controls International PLC, 3.900% Due 02/14/2026	630,000	659,625
Johnson Controls International PLC, 5.000% Due 03/30/2020	3,495,000	3,733,044
Kroger Co. Senior Unsecured Notes, 3.400% Due 04/15/2022	1,600,000	1,636,589
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,563,252
McDonalds Corp. Senior Unsecured Notes, 6.300% Due 03/01/2038	3,500,000	4,509,509
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,728,000	1,859,413
Target Corp. Senior Unsecured Notes, 2.500% Due 04/15/2026	5,500,000	5,218,406

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Union Pacific Corp. Senior Unsecured Notes, 7.875% Due 01/15/2019	500,000	$544,679
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	6,000,000	6,007,698
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055	4,892,000	4,579,832
16.7% – Total For Corporate Bonds: Industrial		$54,694,300
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 3.500% Due 02/01/2025	1,500,000	1,538,894
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 3.750% Due 11/15/2023	1,159,000	1,219,150
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 5.750% Due 04/01/2018	3,000,000	3,089,424
Duke Energy Corp. Senior Unsecured Notes, 3.550% Due 09/15/2021	3,965,000	4,125,999
Enterprise Products Senior Unsecured Notes, 3.750% Due 02/15/2025	3,105,000	3,197,535
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	625,000	624,097
Eversource Energy Senior Unsecured Notes, 2.800% Due 05/01/2023	2,685,000	2,692,284
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	1,200,000	1,265,695
Georgia Power Co. Senior Unsecured Notes, 1.950% Due 12/01/2018	1,165,000	1,166,372
Georgia Power Co. Senior Unsecured Notes, 4.250% Due 12/01/2019	2,140,000	2,241,742
Interstate Power & Light Senior Unsecured Notes, 3.250% Due 12/01/2024	725,000	730,368
Interstate Power & Light Senior Unsecured Notes, 3.650% Due 09/01/2020	625,000	647,924
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,117,680
Virginia Electric & Power Co. Senior Unsecured Notes, 5.000% Due 06/30/2019	498,000	526,989

Fixed Income Securities – Bonds	Face Value	Fair Value
Virginia Electric & Power Co. Senior Unsecured Notes, 5.400% Due 04/30/2018	1,350,000	$1,391,279
Williams Partners Senior Unsecured Notes, 4.875% Due 05/15/2023	4,000,000	4,150,480
Xcel Energy Inc. Senior Unsecured Notes, 3.300% Due 06/01/2025	2,500,000	2,522,167
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,636,000	2,790,493
10.6% – Total For Corporate Bonds: Utilities		$35,038,572
49.6% – Total Corporate Bonds		$163,246,732
United States Government Treasury Obligations
Treasury Inflation Protected Security, 1.000% Due 02/15/2046	4,127,560	4,123,858
Treasury Inflation Protected Security, 1.375% Due 02/15/2044	5,245,450	5,705,932
United States Treasury Bond, 2.500% Due 02/15/2045	12,800,000	11,945,498
United States Treasury Floating Rate Notes, 1.073% Due 04/30/2019**	3,500,000	3,499,272
United States Treasury Floating Rate Notes, 1.143% Due 01/31/2019**	6,000,000	6,008,088
United States Treasury Floating Rate Notes, 1.177% Due 07/31/2018**	4,000,000	4,007,196
United States Treasury Floating Rate Notes, 1.193% Due 04/30/2018**	4,000,000	4,006,800
United States Treasury Notes, 2.500% Due 05/15/2046	5,200,000	4,837,830
United States Treasury Notes, 2.750% Due 08/15/2042	2,250,000	2,225,389
United States Treasury Notes, 2.750% Due 11/15/2042	8,425,000	8,324,953
16.6% – Total For United States Government Treasury Obligations		$54,684,816
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	5,000,000	4,984,600
FHLMC Step-up Coupon Notes, 1.500% Due 06/15/2022**	6,000,000	5,990,616
FHLMC Step-up Coupon Notes, 1.625% Due 06/21/2022**	9,000,000	8,980,722
FHLMC Step-up Coupon Notes, 1.750% Due 07/12/2022**	3,445,000	3,442,654
FHLMC Step-up Coupon Notes, 1.750% Due 07/18/2022**	8,355,000	8,349,310
9.6% – Total For United States Government Agency Obligations		$31,747,902

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM, 3.248% Due 04/01/2042**	2,380,295	$2,457,757
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	377,498	398,923
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	207,642	222,775
FHLMC CMO Series 3109 Class ZN, 5.500% Due 02/15/2036	2,074,432	2,325,802
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	526,645	546,729
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	1,017,512	1,032,746
FHLMC CMO Series 4287 Class AB, 2.000% Due 12/15/2026	1,899,690	1,885,613
FHLMC CMO Series 4517 Class PC, 2.500% Due 05/15/2044	3,691,167	3,705,616
FHLMC CMO Series 4567 Class LA, 3.000% Due 08/15/2045	538,472	548,335
FHLMC Gold Partner Certificate Pool A89335, 5.000% Due 10/01/2039	212,803	234,560
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	1,450	1,724
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	671,952	722,543
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	1,452,874	1,629,980
FHLMC Gold Partner Certificate Pool G13596, 4.000% Due 07/01/2024	1,433,006	1,504,087
FHLMC Partner Certificate Pool 780439, 2.723% Due 04/01/2033**	98,983	104,116
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	814,672	871,696

Fixed Income Securities – Bonds	Face Value	Fair Value
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	3,768,143	$3,860,572
FNMA CMO Series 2014-04 Class PC, 3.000% Due 02/25/2044	3,962,303	4,061,799
FNMA CMO Series 2014-28 Class PA, 3.500% Due 02/25/2043	528,726	550,598
FNMA CMO Series 2015-72 Class GB, 2.500% Due 12/25/2042	4,590,253	4,636,170
FNMA CMO Series 2016-39 Class LA, 2.500% Due 03/25/2045	1,337,187	1,331,612
FNMA CMO Series 2016-40 Class PA, 3.000% Due 07/25/2045	389,041	397,050
FNMA CMO Series 2016-79 Class L, 2.500% Due 10/25/2044	1,747,500	1,742,028
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	448	452
FNMA Partner Certificate Pool 725027, 5.000% Due 11/01/2033	488,985	536,431
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	188,590	215,647
FNMA Partner Certificate Pool 888223, 5.500% Due 01/01/2036	693,071	776,438
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	44,318	45,384
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	474,077	531,018
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	1,472,457	1,556,496
FNMA Partner Certificate Pool AL9309, 3.500% Due 10/01/2031	2,177,689	2,269,716
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	1,356,330	1,481,479
GNMA CMO Series 2009-124 Class L, 4.000% Due 11/20/2038	182,351	186,314
GNMA II Pool 2658, 6.500% Due 10/20/2028	22,494	26,014
GNMA II Pool 2945, 7.500% Due 07/20/2030	3,862	4,644
GNMA II Pool 4187, 5.500% Due 07/20/2038	14,509	15,229

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
GNMA II Pool 4847, 4.000% Due 11/20/2025	396,459	$417,304
GNMA Pool 780400, 7.000% Due 12/15/2025	2,831	3,247
GNMA Pool 780420, 7.500% Due 08/15/2026	1,666	1,901
13.0% – Total For Government Agency Obligations – Mortgage Backed Securities		$42,840,545
Taxable Municipal Bonds
Cincinnati Children’s Hospital Medical Center, 2.853% Due 11/15/2026	1,085,000	1,042,545
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,106,340
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.439% Due 07/01/2030	2,125,000	2,410,473
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	2,500,000	2,805,775
Kansas Development Finance Authority Revenue, 3.941% Due 04/15/2026	8,000,000	8,313,760
Kentucky Property and Buildings Commission Revenue, 6.164% Due 08/01/2023	1,000,000	1,142,350
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,256,200
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,623,239
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	1,019,531
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,532,980
7.7% – Total For Taxable Municipal Bonds		$25,253,193
Total Fixed Income Securities – Bonds 96.5%		$317,773,188
(Identified Cost $312,336,132)

Preferred Stocks	Shares	Fair Value
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	140,077	$3,922,156
Total Preferred Stocks 1.2%		$3,922,156
(Identified Cost $3,489,282)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.61%**	17,453,765	17,453,765
Total Cash Equivalents 5.3%		$17,453,765
(Identified Cost $17,453,765)
Total Portfolio Value 103.0%		$339,149,109
(Identified Cost $333,279,179)
Other Assets in Excess of Liabilities -2.9%		$(9,473,890)
Total Net Assets 100%		$329,675,219
**	Variable Rate Security; the rate shown is as of June 30, 2017.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corp.

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

LP – Limited Partnership

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited, 5.000% Due 12/01/2024	400,000	$480,960
Cedar Park Texas GO Unlimited, 3.000% Due 02/15/2018	400,000	405,108
Chillicothe Ohio GO Limited Bond Anticipation Note, 2.000% Due 09/08/2017	600,000	600,810
Cincinnati Ohio GO Unlimited, 5.250% Due 12/01/2029	200,000	242,246
Gahanna Ohio GO Limited, 4.000% Due 12/01/2021	420,000	463,814
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	197,672
Hurst Texas GO Limited, 4.000% Due 08/15/2031	335,000	358,142
Lakewood Ohio GO Limited, 4.000% Due 12/01/2028	840,000	939,011
Lakewood Ohio GO Limited, 4.000% Due 12/01/2029	300,000	332,451
Mason Ohio GO Limited, 4.000% Due 12/01/2020*	375,000	385,391
Medina Ohio GO Limited, 2.000% Due 12/01/2020	220,000	222,138
Newport Kentucky GO Unlimited, 3.000% Due 05/01/2023	205,000	217,714
Pembroke Pines Florida GO Unlimited, 5.000% Due 09/01/2024	200,000	241,576
Pickerington Ohio GO Limited Bond Anticipation Notes, 2.000% due 02/08/2018	600,000	602,598
Plain City OH GO Bond Anticipation Notes, 2.125% Due 05/15/2018	1,100,000	1,107,744
Sandusky Ohio GO Limited, 3.000% Due 12/01/2017	300,000	302,538
Seven Hills OH GO Limited Bond Anticipation Notes, 2.250% Due 06/28/2018	520,000	525,164
Springboro Ohio GO Limited, 3.000% Due 12/01/2017	150,000	151,293
Strongsville Ohio GO Limited, 4.000% Due 12/01/2030	350,000	382,550
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2018	420,000	430,601
Tiffin Ohio GO Unlimited, 3.000% Due 12/01/2020	225,000	235,694

Municipal Income Securities – Bonds	Face Value	Fair Value
Union Township of Clermont County OH GO Limited Bond Anticipation Notes, 1.250% Due 09/07/2017	1,000,000	$1,000,350
Westerville Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2024*	40,000	40,664
Xenia Ohio GO Limited, 2.000% Due 12/01/2017	200,000	200,890
10.3% – Total For General Obligation – City		$10,067,119
Butler County Ohio General Obligation Limited, 5.000% Due 12/01/2024	160,000	194,715
Fairborn Ohio GO Limited Bond Anticipatino Notes, 2.000% Due 03/22/2018	1,000,000	1,005,440
Franklin County Ohio GO Limited, 4.000% Due 12/01/2018	220,000	228,604
Greene County Ohio GO Limited (AMBAC Insured), 4.000% Due 12/01/2017	450,000	455,683
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	166,554
Mercer County Ohio GO Limited, 3.000% Due 11/01/2018	200,000	204,776
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	276,245
Riversouth Ohio Authority Revenue, 4.000% Due 12/01/2031	700,000	737,261
Rowan County Kentucky GO Unlimited (AGM Insured), 4.000% Due 06/01/2024	390,000	432,350
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	341,883
4.1% – Total For General Obligation – County		$4,043,511
Ohio GO Unlimited, 5.000% Due 09/01/2022	400,000	470,032
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	962,447
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	586,450
2.1% – Total For General Obligation – State		$2,018,929

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Arizona Board of Regents Revenue Arizona State University, 5.000% Due 08/01/2028	815,000	$950,861
Arizona Board of Regents Revenue University of Arizona, 5.000% Due 06/01/2029	125,000	145,991
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	277,751
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.000% Due 11/01/2025	290,000	355,618
Florida State Board of Governors Florida State University Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	617,976
Kent State University Ohio General Receipt Revenue, 4.000% Due 05/01/2022	255,000	282,150
Lake County Ohio Community College District GO Unlimited, 2.000% Due 12/01/2018	155,000	157,044
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	198,008
Lorain County Ohio Community College District General Receipts Revenue Bond, 4.000% Due 12/01/2025	600,000	676,056
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,130,698
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	400,000	445,436
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	110,998
Miami University Ohio Revenue (AMBAC Insured), 5.250% Due 09/01/2017	150,000	150,999
Miami University Ohio Revenue, 4.000% Due 09/01/2027	300,000	324,792
Northern Kentucky University General Receipts Revenue, 3.000% Due 09/01/2021	210,000	221,850
Ohio Higher Education Facilities Revenue – University of Dayton, 5.500% Due 12/01/2024	250,000	264,510

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Higher Education Facilities Revenue – Xavier University, 4.500% Due 05/01/2036	1,000,000	$1,050,460
Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020*	155,000	157,542
Ohio Higher Educational Facilities Revenue – University of Dayton, 3.000% Due 12/01/2018	125,000	128,066
Ohio Higher Educational Facilities Revenue – University of Dayton, 4.000% Due 12/01/2017	165,000	166,957
Ohio Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	163,100
Ohio State University General Receipts Revenue, 4.000% Due 06/01/2030	200,000	217,640
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	147,012
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	129,158
Purdue Indiana University Certificates of Participation, 5.250% Due 07/01/2017	300,000	300,000
South Dakota Board of Regents Housing and Auxiliary Facilities System Revenue, 5.000% Due 04/01/2026	315,000	377,540
University of Akron Ohio General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	350,000	378,623
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2028	410,000	475,637
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	650,000	748,001
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	335,000	393,193
University of Akron Ohio Revenue, 5.000% Due 01/01/2027	350,000	416,619
University of Cincinnati General Receipts Revenue, 4.000% Due 06/01/2036	250,000	261,505

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
University of Louisville Kentucky General Receipts Revenue (State Intercept), 5.000% Due 03/01/2018	220,000	$225,577
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	331,788
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020*	250,000	254,100
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	538,531
University of Cincinnati Ohio Receipts Revenue (Assured Guaranty Insured), 5.000% Due 06/01/2019	300,000	321,849
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	339,777
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	1,017,219
15.2% – Total For Higher Education		$14,850,632
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 09/01/2017	125,000	125,771
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 10/15/2024	100,000	113,152
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 6.000% Due 07/01/2027	250,000	323,313
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021*	335,000	350,236
Franklin County Ohio Hospital Revenue Nationwide Childrens, 4.000% Due 11/01/2036	800,000	828,920
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital Obligated Group, 5.250% Due 06/01/2027	420,000	478,380
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital, 5.250% Due 06/01/2025	950,000	1,087,750

Municipal Income Securities – Bonds	Face Value	Fair Value
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children's Hospital, 5.000% Due 05/15/2027	100,000	$118,361
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	535,025
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	369,756
Nashville and Davidson County Tennessee Vanderbilt University Medical Center, 5.000% Due 07/01/2031	430,000	496,934
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2018	100,000	101,964
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	185,339
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025	430,000	453,800
Pennsylvania GO Unlimited, 5.000% Due 01/15/2027	1,000,000	1,211,670
Pennsylvania Economic Development Financeing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2029	250,000	289,915
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2025	450,000	539,563
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026*	500,000	579,625
8.4% – Total For Hospital/Health Bonds		$8,189,474
Franklin County Ohio Convention Facilities Authority Revenue, 5.000% Due 12/01/2022	500,000	584,260
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	309,783

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Kentucky Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	$216,562
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	155,278
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	838,342
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	523,095
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	104,283
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	100,530
Ohio Capital Facilities Lease Appropriation Revenue, 4.000% Due 04/01/2026	150,000	160,409
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2024	275,000	309,625
3.4% – Total For Revenue Bonds – Facility		$3,302,167
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2017	400,000	405,708
Anderson Indiana Sewage Works Revenue (AGM Insured), 4.000% Due 11/01/2026	300,000	337,197
Butler County Ohio Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	404,252
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	10,000	11,669
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	75,000	87,517
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	45,000	52,464
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	303,087
Evansville Indiana Waterworks District Revenue (BAM Insured), 4.000% Due 01/01/2029	400,000	438,348

Municipal Income Securities – Bonds	Face Value	Fair Value
Evansville Indiana Waterworks District Revenue (BAM Insured), 5.000% Due 01/01/2022	300,000	$342,585
Lafayette Indiana Sewage Works Revenue, 5.000% Due 07/01/2022	150,000	173,025
Lima Ohio Sanitary Sewer Revenue, 5.000% Due 12/01/2024	200,000	230,578
Mt. Vernon Ohio Waterworks Revenue, 3.750% Due 12/01/2018	225,000	233,019
Ohio Water Development Authority Revenue, 5.000% Due 12/01/2022	275,000	325,394
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	270,181
St. Charles County Missouri Public Water Supply Dist. 2 Certificates of Participation, 4.000% Due 12/01/2031	400,000	420,992
Toledo Ohio Water System Revenue, 5.000% Due 11/15/2025	255,000	307,487
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	405,639
Toledo Ohio Waterworks Revenue, 5.000% Due 11/15/2026	500,000	614,960
5.5% – Total For Revenue Bonds – Water & Sewer		$5,364,102
Akron Ohio Income Tax Revenue Bond Anticipation Notes, 2.500% Due 12/13/2017	500,000	502,610
Akron Ohio Income Tax Revenue Commnuity Learning Centers, 5.000% Due 12/01/2028	380,000	439,326
Aurora Colorado Certificates of Participation, 3.500% Due 12/01/2018	280,000	289,565
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 4.750% Due 11/01/2030	500,000	569,420
Cincinnati Ohio Economic Development Revenue (Baldwin 300 Project), 5.000% Due 11/01/2032	390,000	449,054
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	116,139
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	156,234

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Clermont County Ohio Transportation District Roadway Improvement Revenue Bond, 2.000% Due 12/01/2017	240,000	$241,097
Escambia County Florida Pollution Control Revenue (Gulf Power Company), 2.100% Due 07/01/2022	170,000	171,294
Escambia County Florida Solid Waste Disposal Revenue (Gulf Power Company), 1.400% Due 04/01/2039	555,000	555,372
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue, 5.000% Due 06/01/2030	655,000	756,008
Humboldt County Nevada Polution Control Revenue (Sierra Pacific Power Co.), 1.250% Due 10/01/2029	300,000	298,089
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 1.850% Due 11/01/2035	550,000	554,829
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 2.150% Due 11/01/2035	650,000	661,745
Mobile Alabama Industrial Development Board Pollution Control Revenue, 1.625% Due 07/15/2034	400,000	400,512
Montgomery County Ohio Transportation Improvement Special Obligation Revenue, 3.000% Due 12/01/2017	200,000	200,908
Montgomery County Ohio Transportation Improvement Special Obligation Revenue, 3.500% Due 12/01/2019	400,000	406,084
Ohio Cultural and Sports Facilities Project Revenue, 4.000% Due 10/01/2019	225,000	238,959
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020*	600,000	625,470
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	289,070
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	598,915

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2026	500,000	$613,070
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2028	570,000	688,617
Ohio Transportation Project Revenue, 2.000% Due 05/15/2018	155,000	156,440
Ohio Turnpike and Infrastructure Commission (National Re Insured), 5.500% Due 02/15/2019	390,000	417,148
10.6% – Total For Other Revenue Bonds		$10,395,975
Avon IN Community School Building Corporation Revenue, 4.000% Due 01/15/2019	500,000	521,245
Bellbrook-Sugarcreek LSD GO Unlimited, 4.000% Due 12/01/2031	325,000	350,226
Berea Ohio CSD GO Unlimited, 4.000% Due 12/01/2031	500,000	533,925
Boone County Kentucky SD Finance Corporation Revenue, 2.500% Due 05/01/2019	500,000	510,660
Breckinridge County Kentucky SD Finance Corp., 5.000% Due 04/01/2025	265,000	317,510
Brookville Ohio LSD GO Limited (FSA Insured), 4.000% Due 12/01/2019	120,000	121,247
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	319,249
Chillicothe Ohio CSD Special Obligation Revenue, 4.000% Due 12/01/2023	130,000	142,900
Chillicothe Ohio SD GO Unlimited (AGM Insured), 4.000% Due 12/01/2029	400,000	436,076
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	121,600
Columbus Ohio CSD GO Unlimited, 4.000% Due 12/01/2029	400,000	438,244
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	184,495
Danville Indiana School Building Corp. First Mortgage Revenue, 4.000% Due 07/15/2017	225,000	225,169

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Dover Ohio CSD GO Limited (SDCP), 2.000% Due 11/01/2017	100,000	$100,301
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	587,680
Elyria Ohio SCD GO Unlimited (SDCP), 4.000% Due 12/01/2030	1,000,000	1,083,080
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	467,397
Fairlawn Ohio LSD GO Unlimited (School District Credit Program), 3.000% Due 12/01/2018	170,000	174,675
Fort Mill South Carolina School Facilities Corp. Installment Purchase Revenue, 5.000% Due 12/01/2024	300,000	357,993
Franklin Indiana Community Multi-School Building Corp., 5.000% Due 01/15/2023	200,000	232,600
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	118,683
Hamilton Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2019	300,000	325,800
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	103,199
Hardin County Kentucky SD Finance Corp. Revenue, 5.000% Due 05/01/2024	500,000	592,365
Harrison Hills Ohio CSD GO Unlimited (School District Credit Program), 4.000% Due 11/01/2017	215,000	217,015
Hillsborough County Florida School Board Certificates of Participation, 5.000% Due 07/01/2025	200,000	244,412
Indian Lake Ohio LSD GO Unlimited, 2.000% Due 12/01/2018	250,000	253,227
Jackson Milton Ohio LSD Cercificates of Participation (BAM Insured), 2.000% Due 06/01/2019	200,000	202,810
Jackson Milton Ohio LSD Cercificates of Participation (BAM Insured), 4.000% Due 06/01/2031	270,000	285,744
Johnstown-Monroe Ohio LSD GO Unlimited, 4.000% Due 12/01/2029	800,000	876,784

Municipal Income Securities – Bonds	Face Value	Fair Value
Keller Texas ISD GO Unlimited, 4.500% Due 02/15/2020	5,000	$5,272
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	163,197
Kenton County Kentucky SD Finance Corp. Revenue, 4.000% Due 02/01/2028	400,000	436,020
Kettering Ohio CSD GO Unlimited, 4.000% Due 12/01/2020	240,000	260,830
Kettering Ohio CSD GO Unlimited, 4.000% Due 12/01/2030	400,000	433,528
Lake Ohio LSD of Stark County GO Unlimited, 4.000% Due 12/01/2023	400,000	443,368
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	125,000	138,524
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	402,322
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	254,145
Licking Valley Ohio LSD GO Unlimited, 2.000% Due 12/01/2017	200,000	200,866
Louisville Ohio CSD GO Unlimited (SDCP), 3.000% Due 12/01/2020	370,000	388,215
Mahoning County Ohio Career and Technical Center Board of Education Certificates of Participation, 3.500% Due 12/01/2018	100,000	100,977
Mansfield Texas ISD GO Unlimited, 1.750% Due 08/1/2042	400,000	400,216
Mariemont Ohio CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	60,000	60,132
Marysville Michigan PSD GO Unlimited, 5.000% Due 05/01/2021	250,000	282,955
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	185,234
Mayfield Ohio CSD Certificates of Participation, 4.000% Due 09/01/2032	280,000	294,913
Miamisburg Ohio CSD Certificates of Participation, 2.000% Due 12/01/2018	160,000	162,066

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured), 5.500% Due 12/01/2030	950,000	$1,204,894
Mt. Healthy Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2018	250,000	263,280
Munster Indiana School Building Corp. Revenue (State Intercept), 4.000% Due 01/15/2029	400,000	440,368
Murray KY ISD Finance Corporation Revenue, 5.000% Due 03/01/2025	810,000	963,260
Newark Ohio CSD GO Unlimited, (School District Credit Program), 4.000% Due 12/01/2026	235,000	262,046
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	152,848
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2028	100,000	118,075
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2029	150,000	176,718
Parchment Michigan SD GO Unlimited, 4.000% Due 05/01/2018	275,000	281,256
Olmsted Falls Ohio CSD GO Unlimited, 2.000% Due 12/01/2017	100,000	100,441
Olmsted Falls Ohio CSD GO Unlimited, 2.000% Due 12/01/2018	110,000	111,497
Orange County Florida School Board Certificates of Participation, 5.000% Due 08/01/2032	500,000	580,515
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	285,576
Reynoldsburg Ohio CSD GO, 4.375% Due 12/01/2018	200,000	206,124
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020*	200,000	207,244
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	100,804
South Range Ohio LSD GO Unlimited, 2.000% Due 12/01/2018	125,000	126,351

Municipal Income Securities – Bonds	Face Value	Fair Value
South-Western Ohio CSD of Granklin and Pickway Counties GO Unlimited, 4.000% Due 12/01/2017	500,000	$506,175
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	327,989
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	451,097
Toledo Ohio CSD GO Unlimited, 5.000% Due 12/01/2029	660,000	776,134
Trotwood-Madison Ohio CSD GO Unlimited, 4.000% Due 12/01/2028	210,000	232,901
Trotwood-Madison Ohio CSD GO Unlimited (SDCP), 4.000% Due 12/01/2030	350,000	381,178
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	255,714
Wadsworth Ohio CSD GO Unlimited, 3.000% Due 12/01/2017	210,000	211,504
Wadsworth Ohio CSD GO Unlimited, 3.500% Due 12/01/2022	215,000	227,130
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	191,092
Wayne Trace Ohio LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	321,981
Wentzville R-IV SD of Saint Charles County Missouri Certificates of Participation, 4.000% Due 04/01/2030	395,000	426,324
West Clermont Ohio LSD GO Unlimited (School District Credit Program), 4.000% Due 12/01/2017	300,000	303,546
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	257,544
Wyoming Ohio CSD GO Unlimited, 5.000% Due 12/01/2023	200,000	238,138
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	468,906
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	164,355

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	$214,252
27.2% – Total For School District		$26,596,348
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/1/2023	965,000	1,148,765
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2030	600,000	685,890
Kentucky Property and Buildings Commission Revenue, 5.000% Due 11/01/2026	640,000	761,709
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2029	600,000	689,598
Kentucky Property and Buildings Commission Revenue, 5.000% Due 10/01/2023	350,000	410,812
Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	424,095
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	232,621
Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	181,861
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	157,416
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	350,000	389,984
Ohio Department of Administration Certificates of Participation State Taxation Accounting and Revenue, 5.000% Due 09/01/2017	510,000	513,203
Ohio Department of Administration Certificate of Participation, 5.000% Due 03/01/2024	300,000	343,233
Ohio Department of Administration Certificate of Participation, 5.000% Due 09/01/2018	435,000	454,732
Ohio Department of Administration Certificates of Participation, 5.000% Due 09/01/2018	250,000	261,340
6.8% – Total For State Agency		$6,655,259

Municipal Income Securities – Bonds	Face Value	Fair Value
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	235,000	$246,910
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	35,000	36,148
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	135,000	137,786
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	190,000	194,395
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	100,000	101,563
0.7% – Total For Housing		$716,802
Total Municipal Income Securities – Bonds 94.3%		$92,200,318
(Identified Cost $90,081,974)

Cash Equivalents	Shares
Dreyfus AMT-Free Tax Cash Management Fund**	5,121,839	5,121,839
Total Cash Equivalents 5.3%		$5,121,839
(Identified Cost $5,121,839)
Total Portfolio Value 99.6%		$97,322,157
(Identified Cost $95,203,813)
Other Assets in Excess of Liabilities 0.4%		$416,118
Total Net Assets 100.0%		$97,738,275
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of June 30, 2017, these bonds represented 2.67% of total assets.
**	Variable Rate Security; as of June 30, 2017, the 7 day annualized yield was 0.61%.

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

BAM – Build America Mutual

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

PSD – Public School District

SD – School District

SDCP – Ohio School District Credit Program

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2017 – Unaudited

Statements of Assets and Liabilities

	Equity Income Fund	Growth Fund	Opportunity Fund
Assets:
Investment Securities at Fair Value*	$172,302,165	$47,590,953	$48,630,893
Cash & Cash Equivalents	—	—	161,876
Dividends and Interest Receivable	198,676	37,744	42,718
Fund Shares Sold Receivable	603,076	—	236
Total Assets	$173,103,917	$47,628,697	$48,835,723
Liabilities:
Accrued Management Fees	$141,023	$39,149	$39,479
Securities Purchased Payable	—	—	201,257
Fund Shares Redeemed Payable	17,380	—	—
Total Liabilities	$158,403	$39,149	$240,736
Net Assets	$172,945,514	$47,589,548	$48,594,987
Net Assets Consist of:
Paid in Capital	$132,456,626	$32,458,744	$36,169,518
Accumulated Undistributed Net Investment Income (Loss)	970,665	91,939	77,252
Accumulated Net Realized Gain (Loss) from Security Transactions	6,416,992	4,179,114	2,571,159
Net Unrealized Gain on Investments	33,101,231	10,859,751	9,777,058
Net Assets	$172,945,514	$47,589,548	$48,594,987
Shares Outstanding (Unlimited Amount Authorized)	7,186,935	1,476,848	1,137,411
Offering, Redemption and Net Asset Value Per Share	$24.06	$32.22	$42.72
*Identified Cost of Investment Securities .	$139,200,934	$36,731,202	$38,853,835

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2017 - Unaudited

Statements of Assets and Liabilities – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$10,700,549	$15,869,489	$339,149,109	$97,322,157
Cash	—	—	—	—
Dividends and Interest Receivable	32,149	83,042	2,343,089	735,527
Securities Sold Receivable	—	—	123,998	—
Fund Shares Sold Receivable	23,000	28,236	115,344	98,000
Total Assets	$10,755,698	$15,980,767	$341,731,540	$98,155,684
Liabilities:
Accrued Management Fees	$8,864	$13,058	$227,230	$52,168
Securities Purchased Payable	—	—	11,806,888	—
Fund Shares Redeemed Payable	—	248	22,203	365,241
Total Liabilities	$8,864	$13,306	$12,056,321	$417,409
Net Assets	$10,746,834	$15,967,461	$329,675,219	$97,738,275
Net Assets Consist of:
Paid in Capital	$5,528,635	$13,650,630	$323,475,199	$95,546,574
Accumulated Undistributed Net Investment Income (Loss)	18,842	42,822	12,517	6,631
Accumulated Net Realized Gain (Loss) from Security Transactions	(18,754)	(439,576)	317,573	66,726
Net Unrealized Gain on Investments	5,218,111	2,713,585	5,869,930	2,118,344
Net Assets	$10,746,834	$15,967,461	$329,675,219	$97,738,275
Shares Outstanding (Unlimited Amount Authorized) .	683,328	650,743	19,566,636	5,645,434
Offering, Redemption and Net Asset Value Per Share	$15.73	$24.54	$16.85	$17.31
*Identified Cost of Investment Securities .	$5,482,438	$13,155,904	$333,279,179	$95,203,813

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2017 - Unaudited

Statements of Operations

	Equity Income Fund	Growth Fund	Opportunity Fund
	Six Months Ended 6/30/2017	Six Months Ended 6/30/2017	Six Months Ended 6/30/2017
Investment Income:
Interest	$12,005	$3,449	$4,606
Dividends	1,837,089	327,377	300,439
Foreign withholding taxes on dividends	(70,681)	(9,147)	(300)
Total Investment Income	$1,778,413	$321,679	$304,745
Expenses:
Management Fee	$807,748	$229,740	$227,493
Net Expenses	$807,748	$229,740	$227,493
Net Investment Income	$970,665	$91,939	$77,252
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$6,264,032	$4,206,283	$2,571,159
Net Change in Unrealized Gain/(Loss) on Investments	10,218,112	939,084	(273,100)
Net Gain/(Loss) on Investments	$16,482,144	$5,145,367	$2,298,059
Net Change in Net Assets from Operations	$17,452,809	$5,237,306	$2,375,311

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2017 - Unaudited

Statements of Operations – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Six Months Ended 6/30/2017	Six Months Ended 6/30/2017	Six Months Ended 6/30/2017	Six Months Ended 6/30/2017
Investment Income:
Interest	$164	$1,038	$4,461,936	$1,181,530
Dividends	197,293	275,308	89,299	7,734
Foreign withholding taxes on Dividends	—	(33,570)	—	—
Total Investment Income	$197,457	$242,776	$4,551,235	$1,189,264
Expenses:
Management Fee	52,741	$75,503	$1,324,420	$300,697
Net Expenses	$52,741	$75,503	$1,324,420	$300,697
Net Investment Income	$144,716	$167,273	$3,226,815	$888,567
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$(14,766)	$(126,520)	$496,951	$66,726
Net Change in Unrealized Gain (Loss) on Investments	220,486	1,455,278	2,752,522	1,259,721
Net Gain/(Loss) on Investments	$205,720	$1,328,758	$3,249,473	$1,326,447
Net Change in Net Assets from Operations	$350,436	$1,496,031	$6,476,288	$2,215,014

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2017

Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund		Opportunity Fund
	Year Ended 6/30/2017*	Year Ended 12/31/2016	Year Ended 6/30/2017*	Year Ended 12/31/2016	Year Ended 6/30/2017*	Year Ended 12/31/2016
Operations:
Net Investment Income	$970,665	$1,949,411	$91,939	$180,006	$77,252	$190,631
Net Realized Gain (Loss) from Security Transactions	6,264,032	2,885,126	4,206,283	881,901	2,571,159	458,109
Net Change in Unrealized Gain (Loss) on Investments	10,218,112	11,368,760	939,084	2,031,039	(273,100)	5,814,150
Net Change in Net Assets from Operations	$17,452,809	$16,203,297	$5,237,306	$3,092,946	$2,375,311	$6,462,890
Distributions to Shareholders:
Net Investment Income	$—	$(1,957,217)	$—	$(240,004)	$—	$(204,492)
Return of Capital	—	—	—	—	—	(52,540)
Net Realized Gain from Security Transactions	(631,218)	(2,598,374)	—	(343,954)	—	(571,519)
Net Change in Net Assets from Distributions	$(631,218)	$(4,555,591)	$—	$(583,958)	$—	$(828,551)
Capital Share Transactions:
Proceeds From Sale of Shares	$15,294,661	$17,598,046	$1,175,633	$2,505,993	$6,691,821	$3,189,076
Shares Issued on Reinvestment of Distributions	628,829	4,534,832	—	581,397	—	825,174
Cost of Shares Redeemed	(9,818,756)	(15,955,861)	(3,351,547)	(7,742,693)	(1,995,152)	(5,900,389)
Net Change in Net Assets from Capital Share Transactions	$6,104,734	$6,177,017	$(2,175,914)	$(4,655,303)	$4,696,669	$(1,886,139)
Net Change in Net Assets	$22,926,325	$17,824,723	$3,061,392	$(2,146,315)	$7,071,980	$3,748,200
Net Assets at Beginning of Year	$150,019,189	$132,194,466	$44,528,156	$46,674,471	$41,523,007	$37,774,807
Net Assets at End of Year	$172,945,514	$150,019,189	$47,589,548	$44,528,156	$48,594,987	$41,523,007
Including accumulated undistributed net investment income (loss) of	$970,665	$—	$91,939	$—	$77,252	$—
*	Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2017

Statements of Changes in Net Assets – Continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 6/30/2017*	Year Ended 12/31/2016	Year Ended 6/30/2017*	Year Ended 12/31/2015	Year Ended 6/30/2017*	Year Ended 12/31/2015	Year Ended 6/30/2017*	Year Ended 12/31/2015
Operations:
Net Investment Income	$144,716	$150,392	$167,273	$259,916	$3,226,815	$4,948,012	$888,567	$1,392,042
Net Realized Gain (Loss) from Security Transactions	(14,766)	248,320	(126,520)	(165,641)	496,951	2,532,475	66,726	7,636
Net Change in Unrealized Gain (Loss) on Investments	220,486	257,277	1,455,278	285,358	2,752,522	(310,179)	1,259,721	(1,556,473)
Net Change in Net Assets from Operations	$350,436	$655,989	$1,496,031	$379,633	$6,476,288	$7,170,308	$2,215,014	$(156,795)
Distributions to Shareholders:
Net Investment Income	$(125,874)	$(275,064)	$—	$(284,581)	$(3,214,298)	$(5,413,526)	$(881,935)	$(1,399,678)
Return of Capital	—	(7,600)	—	(10,100)	—	(46,870)	—	(2,906)
Net Realized Gain from Security Transactions	—	(137,310)	—	—	—	(2,154,889)	—	—
Net Change in Net Assets from Distributions	$(125,874)	$(419,974)	$—	$(294,681)	$(3,214,298)	$(7,615,285)	$(881,935)	$(1,402,584)
Capital Share Transactions:
Proceeds From Sale of Shares	$91,089	$400,828	$1,144,808	$2,413,564	$34,970,604	$79,070,312	$13,166,026	$29,598,842
Shares Issued on Reinvestment of Distributions	125,881	419,626	—	294,584	3,152,319	7,478,888	858,670	1,362,076
Cost of Shares Redeemed	(316,602)	(541,553)	(849,052)	(1,708,598)	(14,820,395)	(27,236,734)	(5,371,764)	(8,163,807)
Net Change in Net Assets from Capital Share Transactions	$(99,632)	$278,901	$295,756	$999,550	$23,302,528	$59,312,466	$8,652,932	$22,797,111
Net Change in Net Assets	$124,930	$514,916	$1,791,787	$1,084,502	$26,564,518	$58,867,489	$9,986,011	$21,237,732
Net Assets at Beginning of Year	$10,621,904	$10,106,988	$14,175,674	$13,091,172	$303,110,701	$244,243,212	$87,752,264	$66,514,532
Net Assets at End of Year	$10,746,834	$10,621,904	$15,967,461	$14,175,674	$329,675,219	$303,110,701	$97,738,275	$87,752,264
Including accumulated undistributed net investment income (loss) of	$18,842	$—	$42,822	$(124,451)	$12,517	$—	$6,631	$—
*	Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$21.67		$19.92	$22.93	$23.11	$19.00	$17.33
Operations:
Net Investment Income	0.14		0.29	0.38	0.30	0.27	0.29
Net Gains (Losses) on Securities (Realized & Unrealized)	2.34		2.13	(1.87)	1.51	5.63	2.38
Total Operations	$2.48		$2.42	$(1.49)	$1.81	$5.90	$2.67
Distributions:
Net Investment Income	—		(0.29)	(0.38)	(0.30)	(0.27)	(0.30)
Net Realized Capital Gains	(0.09)		(0.38)	(1.14)	(1.69)	(1.52)	(0.70)
Total Distributions	$(0.09)		$(0.67)	$(1.52)	$(1.99)	$(1.79)	$(1.00)
Net Asset Value End of Period	$24.06		$21.67	$19.92	$22.93	$23.11	$19.00
Total Return(a)	11.46	%(b)	12.16%	(6.56)%	7.73%	31.09%	15.48%
Net Assets, End of Period (Millions)	$172.95		$150.02	$132.19	$150.13	$131.14	$90.12
Ratios(c)
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	1.20	%(c)	1.39%	1.62%	1.28%	1.27%	1.61%
Portfolio Turnover Rate	14.03	%(b)	42.36%	39.41%	27.89%	34.31%	35.15%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$28.75		$27.21	$30.77	$30.66	$24.43	$21.70
Operations:
Net Investment Income	0.06		0.12	0.14	0.07	0.16	0.16
Net Gains (Losses) on Securities (Realized & Unrealized)	3.41		1.81	(1.86)	3.56	7.53	2.73
Total Operations	$3.47		$1.93	$(1.72)	$3.63	$7.69	$2.89
Distributions:
Net Investment Income	—		(0.16)	(0.11)	(0.07)	(0.16)	(0.16)
Net Realized Capital Gains	—		(0.23)	(1.73)	(3.45)	(1.30)	—
Total Distributions	$—		$(0.39)	$(1.84)	$(3.52)	$(1.46)	$(0.16)
Net Asset Value End of Period	$32.22		$28.75	$27.21	$30.77	$30.66	$24.43
Total Return(a)	12.07	%(b)	7.06%	(5.65)%	11.75%	31.50%	(13.33)%
Net Assets, End of Period (Millions)	$47.59		$44.53	$46.67	$53.34	$53.25	$45.02
Ratios
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	0.40	%(c)	0.40%	0.45%	0.20%	0.52%	0.58%
Portfolio Turnover Rate	23.53	%(b)	40.18%	31.83%	31.74%	41.17%	49.03%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$40.54		$35.08	$39.35	$42.14	$31.69	$27.64
Operations:
Net Investment Income	0.07		0.20	0.18	0.08	0.12	0.48
Net Gains (Losses) on Securities (Realized & Unrealized)	2.11		6.09	(1.08)	1.80	13.33	4.08
Total Operations	$2.18		$6.29	$(0.90)	$1.88	$13.45	$4.56
Distributions:
Net Investment Income	—		(0.20)	(0.20)	(0.11)	(0.17)	(0.51)
Return of Capital	—		(0.05)	—	—	—	—
Net Realized Capital Gains	—		(0.58)	(3.17)	(4.56)	(2.83)	—
Total Distributions	$—		$(0.83)	$(3.37)	$(4.67)	$(3.00)	$(0.51)
Net Asset Value End of Period	$42.72		$40.54	$35.08	$39.35	$42.14	$31.69
Total Return(a)	5.38	%(b)	17.90%	(2.39)%	4.37%	42.51%	16.54%
Net Assets, End of Period (Millions)	$48.59		$41.52	$37.77	$44.88	$44.38	$32.61
Ratios
Ratio of Expenses to Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.34	%(c)	0.50%	0.40%	0.19%	0.30%	1.49%
Portfolio Turnover Rate	21.28	%(b)	34.62%	35.17%	38.37%	72.36%	97.80%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$15.40		$15.03	$15.76	$13.20	$14.05	$13.32
Operations:
Net Investment Income	0.14		0.23	0.21	0.26	0.29	0.21
Net Gains (Losses) on Securities (Realized & Unrealized)**	0.38		0.76	0.21	3.54	(0.11)	1.81
Total Operations	$0.52		$0.99	$0.42	$3.80	$0.18	$2.02
Distributions:
Net Investment Income	(0.19)		(0.41)	(0.36)	(0.39)	(0.29)	(0.24)
Return of Capital	—		(0.01)	—	—	—	—
Net Realized Capital Gains	—		(0.20)	(0.79)	(0.85)	(0.74)	(1.05)
Total Distributions	$(0.19)		$(0.62)	$(1.15)	$(1.24)	$(1.03)	$(1.29)
Net Asset Value End of Period	$15.73		$15.40	$15.03	$15.76	$13.20	$14.05
Total Return(a)	3.36	%(b)	6.57%	2.75%	28.92%	1.19%	15.28%
Net Assets, End of Period (Millions)	$10.75		$10.62	$10.11	$11.08	$10.14	$11.04
Ratios
Ratio of Expenses to Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.74	%(c)	1.42%	1.51%	1.57%	1.43%	1.34%
Portfolio Turnover Rate	0.00	%(b)	3.95%	2.28%	1.04%	9.97%	25.78%

*	Unaudited
**	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$22.20		$22.01	$24.23	$25.07	$22.23	$19.44
Operations:
Net Investment Income (Loss)	0.26		0.43	0.57	0.54	0.39	0.44
Net Gains (Losses) on Securities (Realized & Unrealized)	2.08		0.23	(2.11)	(0.83)	2.90	2.82
Total Operations	$2.34		$0.66	$(1.54)	$(0.29)	$3.29	$3.26
Distributions:
Net Investment Income	—		(0.45)	(0.68)	(0.55)	(0.45)	(0.47)
Return of Capital	—		(0.02)	—	—	—	—
Net Realized Capital Gains	—		—	—	—	—	—
Total Distributions	$—		$(0.47)	$(0.68)	$(0.55)	$(0.45)	$(0.47)
Net Asset Value End of Period	$24.54		$22.20	$22.01	$24.23	$25.07	$22.23
Total Return(a)	10.54	%(b)	3.00%	(6.38)%	(1.16)%	14.81%	16.80%
Net Assets, End of Period (Millions)	$15.97		$14.18	$13.09	$18.23	$16.74	$13.83
Ratios(c)
Ratio of Expenses to Average Net Assets before Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.19%	1.40%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets before Waiver	2.21	%(d)	1.95%	1.85%	2.20%	1.51%	1.77%
Average Net Assets after Waiver	2.21	%(d)	1.95%	1.85%	2.20%	1.70%	2.17%
Portfolio Turnover Rate	2.62	%(b)	7.71%	20.49%	10.25%	5.23%	7.15%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	For the years ended December 31, 2012 and 2013, the Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%. (See Note #4.)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016		2015	2014	2013	2012
Net Asset Value Beginning of Period	$16.67		$16.61		$17.03	$16.47	$17.37	$17.34
Operations:
Net Investment Income	0.17		0.30		0.32	0.35	0.35	0.43
Net Gains on Securities (Realized & Unrealized)	0.18		0.21		(0.27)	0.71	(0.76)	0.32
Total Operations	$0.35		$0.51		$0.05	$1.06	$(0.41)	$0.75
Distributions:
Net Investment Income	(0.17)		(0.32)		(0.35)	(0.39)	(0.41)	(0.48)
Return of Capital	—		(0.00	)(a)	—	—	—	—
Net Realized Capital Gains	—		(0.13)		(0.12)	(0.11)	(0.08)	(0.24)
Total Distributions	$(0.17)		$(0.45)		$(0.47)	$(0.50)	$(0.49)	$(0.72)
Net Asset Value End of Period	$16.85		$16.67		$16.61	$17.03	$16.47	$17.37
Total Return(b)	2.10	%(c)	3.08%		0.32%	6.48%	(2.36)%	4.37%
Net Assets, End of Period (Millions)	$329.68		$303.11		$244.24	$226.14	$224.67	$205.14
Ratios(d)
Ratio of Expenses to Average Net Assets before Waiver	0.85	%(e)	0.85%		0.85%	0.85%	0.92%	1.00%
Average Net Assets after Waiver	0.85	%(e)	0.85%		0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets before Waiver	2.07	%(e)	1.83%		1.90%	2.08%	2.00%	2.30%
Average Net Assets after Waiver	2.07	%(e)	1.83%		1.90%	2.08%	2.07%	2.45%
Portfolio Turnover Rate	11.39	%(c)	40.80%		37.09%	27.79%	48.53%	36.11%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	For the years ended December 31, 2012 and 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016		2015		2014	2013	2012
Net Asset Value Beginning of Period	$17.06		$17.36		$17.32		$16.83	$17.49	$17.35
Operations:
Net Investment Income	0.16		0.31		0.34		0.37	0.38	0.45
Net Gains (Losses) on Securities (Realized & Unrealized)	0.25		(0.30)		0.06		0.53	(0.64)	0.18
Total Operations	$0.41		$0.01		$0.40		$0.90	$(0.26)	$0.63
Distributions:
Net Investment Income	(0.16)		(0.31)		(0.34)		(0.38)	(0.38)	(0.45)
Return of Capital	—		(0.00	)(a)	(0.00	)(a)	—	—	—
Net Realized Capital Gains	—		—		(0.02)		(0.03)	(0.02)	(0.04)
Total Distributions	$(0.16)		$(0.31)		$(0.36)		$(0.41)	$(0.40)	$(0.49)
Net Asset Value End of Period	$17.31		$17.06		$17.36		$17.32	$16.83	$17.49
Total Return(b)	2.41	%(c)	0.05%		2.34%		5.41%	(1.52)%	3.67%
Net Assets, End of Period (Millions)	$97.74		$87.75		$66.51		$58.98	$56.29	$43.79
Ratios(d)
Ratio of Expenses to Average Net Assets before Waiver	0.65	%(e)	0.65%		0.65%		0.65%	0.81%	1.00%
Average Net Assets after Waiver	0.65	%(e)	0.65%		0.65%		0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets before Waiver	1.92	%(e)	1.85%		1.98%		2.19%	2.10%	2.23%
Average Net Assets after Waiver	1.92	%(e)	1.85%		1.98%		2.19%	2.26%	2.58%
Portfolio Turnover Rate	4.60	%(c)	10.05%		13.31%		18.24%	8.96%	13.79%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	For the years ended December 31, 2012 and 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 – Unaudited

1)    Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Opportunity Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Funds are each diversified. The Municipal Income Fund invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)    Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is generally required.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

2)    Significant Accounting Policies, continued

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2016, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Equity Income Fund	$601,128	$7,806	$(608,934)
Growth Fund	(1,138)	1,415	(277)
Opportunity Fund	—	13,861	(13,861)
Realty Fund	—	111,010	(111,010)
International Fund	(9,091)	9,091	—
Fixed Income Fund	—	465,514	(465,514)
Municipal Income Fund	—	7,636	(7,636)

3)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

3)    Security Valuation and Transactions, continued

♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

3)    Security Valuation and Transactions, continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2017:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$169,364,977	$—	$—	$169,364,977
Real Estate Investment Trusts	1,765,760	—	—	1,765,760
Money Market Fund	1,171,428	—	—	1,171,428
Total	$172,302,165	$—	$—	$172,302,165

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$46,317,312	$—	$—	$46,317,312
Money Market Fund	1,273,641	—	—	1,273,641
Total	$47,590,953	$—	$—	$47,590,953

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$45,623,790	$—	$—	$45,623,790
Real Estate Investment Trusts	2,426,894	—	—	2,426,894
Money Market Fund	580,209	—	—	580,209
Total	$48,630,893	$—	$—	$48,630,893

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts*	$10,640,047	$—	$—	$10,640,047
Money Market Fund	60,502	—	—	60,502
Total	$10,700,549	$—	$—	$10,700,549

International Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$15,156,158	$—	$—	$15,156,158
Real Estate Investment Trusts	162,250	—	—	162,250
Money Market Fund	551,081	—	—	551,081
Total	$15,869,489	$—	$—	$15,869,489

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$163,246,732	$—	$163,246,732
U.S. Government Treasury Obligations	—	54,684,816	—	54,684,816
U.S. Government Agency Obligations	—	31,747,902	—	31,747,902
U.S. Government Agency Obligations – Mortgage-Backed	—	42,840,545	—	42,840,545
Taxable Municipal Bonds	—	25,253,193	—	25,253,193
Preferred Stocks	3,922,156	—	—	3,922,156
Money Market Fund	17,453,765	—	—	17,453,765
Total	$21,375,921	$317,773,188	$—	$339,149,109

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

3)    Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$92,200,318	$—	$92,200,318
Money Market Fund	5,121,839	—	—	5,121,839
Total	$5,121,839	$92,200,318	$—	$97,322,157

*	See Portfolio of Investments for industry classification.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the six months ended June 30, 2017, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the six months ended June 30, 2017.

4)    Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the six months ended June 30, 2017, as indicated below.

Fund	Fee	Management Fee	Payable as of June 30, 2017
Equity Income Fund	1.00%	$807,748	$141,023
Growth Fund	1.00%	229,740	39,149
Opportunity Fund	1.00%	227,493	39,479
Realty Fund	1.00%	52,741	8,864
International Fund	1.00%	75,503	13,058
Fixed Income Fund	0.85%	1,324,420	227,230
Municipal Income Fund	0.65%	300,697	52,168

5)    Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $24,000 for the six months ended June 30, 2017, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

5)    Related Party Transactions, continued

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2017, client accounts managed by the Adviser and held by Charles Schwab & Co, with full advisory discretion, held in aggregate the following:

Equity Income Fund	66.30%	International Fund	31.37%
Growth Fund	30.75%	Fixed Income Fund	86.69%
Opportunity Fund	64.48%	Municipal Income Fund	95.96%
Realty Fund	75.22%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.

6)    Purchases and Sales of Securities

From January 1, 2017 through June 30, 2017, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$30,431,946	$22,249,784	$—	$—
Johnson Growth Fund	10,655,980	13,740,072	—	—
Johnson Opportunity Fund	15,007,030	9,399,804	—	—
Johnson Realty Fund	0	119,625	—	—
Johnson International Fund	949,986	384,935	—	—
Johnson Fixed Income Fund	73,903,196	51,707,356	15,338,596	14,346,667
Johnson Municipal Income Fund	9,223,738	3,877,321	—	—

7)    Capital Share Transactions

As of June 30, 2017, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Opportunity Fund		Johnson Realty Fund
	Six Months ended 6/30/2017	Year ended 12/31/2016	Six Months ended 6/30/2017	Year ended 12/31/2016	Six Months ended 6/30/2017	Year ended 12/31/2016	Six Months ended 6/30/2017	Year ended 12/31/2016
Shares Sold to Investors	663,682	834,517	38,037	90,664	160,837	85,632	5,804	24,969
Shares Issued on Reinvestment of Dividends	27,317	208,690	—	20,138	—	20,314	8,065	26,818
Subtotal	690,999	1,043,207	38,037	110,802	160,837	105,946	13,869	51,787
Shares Redeemed	(425,721)	(756,216)	(110,260)	(277,022)	(47,716)	(158,510)	(20,461)	(34,388)
Net Change	265,278	286,991	(72,223)	(166,220)	113,121	(52,564)	6,592	17,399
Shares Outstanding:
Beginning of Year	6,921,657	6,634,666	1,549,071	1,715,291	1,024,290	1,076,854	689,920	672,521
End of Period	7,186,935	6,921,657	1,476,848	1,549,071	1,137,411	1,024,290	683,328	689,920

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

7)    Capital Share Transactions, continued

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	Six Months ended 6/30/2017	Year ended 12/31/2016	Six Months ended 6/30/2017	Year ended 12/31/2016	Six Months ended 6/30/2017	Year ended 12/31/2016
Shares Sold to Investors	48,297	108,893	2,080,050	4,630,126	764,087	1,700,903
Shares Issued on Reinvestment of Dividends	—	13,293	187,781	441,591	49,822	78,169
Subtotal	48,297	122,186	2,267,831	5,071,717	813,909	1,779,072
Shares Redeemed	(36,089)	(78,466)	(881,793)	(1,592,047)	(311,295)	(468,372)
Net Change	12,208	43,720	1,386,038	3,479,670	502,614	1,310,700
Shares Outstanding:
Beginning of Year	638,535	594,815	18,180,598	14,700,928	5,142,820	3,832,120
End of Year	650,743	638,535	19,566,636	18,180,598	5,645,434	5,142,820

8)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)    Federal Tax Information

As of June 30, 2017, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$139,200,934	$35,573,608	$(2,472,377)	$33,101,231
Johnson Growth Fund	36,731,202	11,510,777	(651,026)	10,859,751
Johnson Opportunity Fund	38,853,835	10,593,107	(816,049)	9,777,058
Johnson Realty Fund	5,482,438	5,293,658	(75,547)	5,218,111
Johnson International Fund	13,155,904	3,617,284	(903,699)	2,713,585
Johnson Fixed Income Fund	333,279,179	7,158,937	(1,289,007)	5,869,930
Johnson Municipal Income Fund	95,203,813	2,419,955	(301,611)	2,118,344

The difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses, as well as the mark-to-market on passive Foreign Investment Companies.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

9)    Federal Tax Information, continued

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Tax-Exempt Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2016	1,949,411	—	2,606,180	—	4,555,591
	2017	631,218	—	—	—	631,218
Johnson Growth Fund	2016	239,727	—	344,231	—	583,958
	2017	—	—	—	—	—
Johnson Opportunity Fund	2016	301,204	—	474,807	52,540	828,551
	2017	—	—	—	—	—
Johnson Realty Fund	2016	183,389	—	228,985	7,600	419,974
	2017	125,874	—	—	—	125,874
Johnson International Fund	2016	284,581	—	—	10,100	294,681
	2017	—	—	—	—	—
Johnson Fixed Income Fund	2016	5,577,177	—	1,991,238	46,870	7,615,285
	2017	3,214,298	—	—	—	3,214,298
Johnson Municipal Income Fund	2016	—	1,392,042	7,636	2,906	1,402,584
	2017	—	881,935	—	—	881,935

*	Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

As of December 31, 2016, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson International Fund	$161,517	$151,258	$312,775

For the year ended December 31, 2016, the Johnson Growth Fund utilized prior year capital loss carryovers of $566,469.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a tax basis	Post-October/ Late Year Net Investment Losses
Johnson Equity Income Fund	$—	$—	$798,740	$22,868,557	$23,667,297	$—
Johnson Growth Fund	—	—	—	9,893,499	9,893,499	—
Johnson Opportunity Fund	—	—	—	10,050,158	10,050,158	—
Johnson Realty Fund	—	—	—	4,993,637	4,993,637	—
Johnson International Fund	—	(312,775)	—	1,149,641	820,800	(16,066)
Johnson Fixed Income Fund	—	—	—	2,938,030	2,938,030	—
Johnson Municipal Income Fund	—	—	—	858,622	858,622	—

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2016 and held through June 30, 2017.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2016	Ending Account Value June 30, 2017	Expenses Paid During Period* January 1, 2017 – June 30, 2017
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,057.30	$5.24
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,060.35	$5.26
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,026.90	$5.09
Hypothetical Return	$1,000.00	$1019.84	$5.01
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,016.80	$5.04
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson International Fund
Actual Fund Return	$1,000.00	$1,052.70	$5.22
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,010.50	$4.26
Hypothetical Return	$1,000.00	$1,020.58	$4.26
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,024.10	$3.26
Hypothetical Return	$1,000.00	$1,021.57	$3.26

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

At a regular board meeting of the Johnson Mutual Funds Trust, on May 30, 2017, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), then considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor, Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.

The Trustees reviewed information prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided to the Funds, the compensation received for management services, information regarding brokerage commissions paid to unaffiliated brokers, Fund performance for various periods ended March 31, 2017, profitability of the Funds to the Adviser and economies of scale.

As to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided in the memorandum that described the Adviser’s business and personnel and analyzed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust since 1992 and presently services the 11 no-load funds, which includes four institutional funds. The Board materials also included a review of the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted that they are satisfied with the portfolio management and other services being provided to the Funds by the Adviser and its responsiveness to Board requests. The Trustees next discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management and fund matters. They noted the many years of experience for much of the Adviser’s professional staff as well as the Adviser’s ability to attract and retain talented portfolio managers. With respect to compliance, the Trustees discussed the Adviser’s compliance program, the resources allocated to compliance and the responsiveness of the Adviser to issues raised by the Trust’s chief compliance officer. Additionally, the Trustees considered the absence of any litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and discussed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was consistent with the Board’s expectations, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has the appropriate resources to continue to provide quality advisory services to the Funds.

As to the performance of the Funds, the Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ending March 31, 2017. Information regarding each Fund’s performance was compared to the performance of the Fund and its Morningstar category (the “Peer Group”) and the Fund’s benchmark index. The Trustees considered the percentile ranking by Morningstar category for each of the Funds. The Trustees also considered charts comparing each Fund’s 1-year and 3-year returns to those of its Peer Group over rolling 1- and 3-year periods, as well as charts comparing each Fund’s 1-year and 3-year total returns and standard deviations to those of its Peer Group. They also discussed, with representatives of the Adviser, the Adviser’s expectations as to each Fund’s risk/return profile as measured by its standard deviation as opposed to its benchmark.

The Trustees recognized that the Equity Income Fund had underperformed the S&P 500 Index for the 1-year period and 3-year periods but had recently significantly outperformed the Index for the first quarter of 2017. The Trustees considered that the Growth Fund had modestly underperformed against its benchmark, the S&P 500 Index, and its Peer Group average for the 1-year and 3-year periods but had also outperformed the Index for the first quarter of 2017. With respect to the Opportunity Fund, the Trustees noted that the Fund had slightly underperformed the Russell 2500 Index for the 1 year, 3-year and 5-year periods. The Board next discussed the performance of the Realty Fund, noting that it had slightly underperformed its benchmark for the 1-year, 3-year and 5-year periods but outperformed for the first quarter of 2017. The Trustees noted the International Fund slightly underperformed its benchmark for each of the periods except for the 3-year period where it had modestly outperformed. Next, the Trustees discussed the performance of the Fixed Income Fund, noting that the Fund’s returns were fairly in line with those of its benchmark. The Trustees noted that the Municipal Income Fund had outperformed the Barclays 5-year GO Index for the 3-year and 5-year periods and that it otherwise had slightly underperformed its Index for each other period. After discussion, the Trustees agreed that none of the Funds had unreasonable performance.

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

The Trustees then reviewed each of the Institutional Funds. They noted that the Short Duration Bond Fund had outperformed its benchmark, the Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index, for all periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund. They reviewed its performance for each of the periods, noting that it had outperformed the Barclays Intermediate U.S. Government Credit Index for all periods as well. With respect to the Core Bond Fund, the Board noted that the Fund had significantly outperformed the Barclays U.S. Aggregate Index and its Peer Group average for the year to date 2016 period and for the 1, 3, 5 and 10-year periods. The Trustees next discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund outperformed its benchmark, the S&P 500 Index, and its Peer Group average for the year to date 2017, 1, 3 and 5-year periods. After discussion, the Trustees indicated that it was their consensus all four of these Funds had satisfactory performance given their respective investment objectives and strategies.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the fiscal year ended December 31, 2016 by the Funds. The Trustees also reviewed a report that includes a percentile ranking of the expense ratio of each Fund compared to the average expense ratios of the funds in the applicable Morningstar category. The Board discussed and concluded that the expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements have a unitary fee structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a higher fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratio for each Fund was well below the mean, except that the Equity Income Fund’s and the Fixed Income Fund’s expense ratios was just above the averages for their respective categories. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed with the representatives of the Adviser the benefits to the Adviser of the “soft dollar” research it receives as a result of the Funds’ brokerage activity. The Trustees also discussed the profitability of each of the Funds to the Adviser, and a representative of the Adviser reported on the Adviser’s profitability on a fund by fund basis, financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Management Fee payable to each Fund and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees discussed economies of scale. The Trustees considered that because the Funds’ expense ratios were reasonable, and given the asset levels of the Funds and other information, that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future. After a discussion, the Trustees concluded that no breakpoints are necessary at this time.

After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of the each Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

ADDITIONAL INFORMATION
June 30, 2017 – Unaudited

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (75) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	None
Independent Trustees
Ronald H. McSwain (74) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984.	11	None

John R. Green (74) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company.	11	None

James J. Berrens (51) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health.	11	None

Dr. Jeri B. Ricketts (60) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (46) 3777 West Fork Road Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A

Dale H. Coates (58) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser.	N/A	N/A

Marc E. Figgins (53) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A

Scott J. Bischoff (51) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser.	N/A	N/A

Jennifer J. Kelhoffer (45) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser since March 2006.	N/A	N/A

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Semi-Annual
Report

June 30, 2017

(Unaudited)

t	Johnson Institutional Short Duration Bond Fund
t	Johnson Institutional Intermediate Bond Fund
t	Johnson Institutional Core Bond Fund
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100   (800) 541-0170   fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2017 – Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2017 – Unaudited

August 2017

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2017 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first half of 2017 as well as the relative performance compared to an appropriate index.

The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The first half of 2017 turned out to be a good run for stock and bond markets. The rally in stocks sparked by the U.S. election last November carried over into the New Year and continued on steadily through June. The S&P 500 Index is on an eight-month streak of gains, along with many other U.S. and international indices. Despite a flurry of headlines from Washington and around the world, the stock market gains occurred in an environment of low volatility. So far this year the S&P 500 Index has not experienced an intra-day move of 2% in either direction, compared to 20 such days in 2016, 19 in 2015, and many more in prior years.

The low levels of volatility have been surprising given the numerous developments that typically move markets. Most of the focus remains on Washington, both in terms of legislative developments as well as central bank policy. Of the many issues facing the government, the markets are most focused on the same list of items that were the catalyst for the post-election rally: tax reform, deregulation, and infrastructure spending.

While stock markets have steadily increased since the election, the bond market has been sending some mixed signals. Yields of bonds with longer maturities initially spiked higher in the wake of the election, which meant prices of those bonds were falling. However, that trend reversed early in 2017, and prices have gained ground as long-term yields have fallen to pre-election levels. Meanwhile, yields on shorter-term bonds have begun to creep up. When short-term yields are rising and long-term yields are falling, this is known as a flattening yield curve. Flattening yield curves have sometimes been a sign of coming recession. This is at odds with a rising stock market, which typically indicates optimism about future economic growth. This divergence between stocks and bonds has given rise to a debate about which market is accurately predicting the future.

One of the factors driving longer-term bond yields lower is recent inflation readings, which have come in at the lower end of expectations. Generally speaking, faster economic growth leads to higher inflation, and consequently, higher interest rates. Lower inflation is leading to speculation that the economy is heading into recession. Declining oil prices have also fed this anxiety, as lower oil prices tend to drag down prices in other areas of the economy. The most recent reading of the Core Consumer Price Index was a tepid 1.7% (this measure excludes energy and food prices, which are more volatile).

But lower inflation has been a consistent feature of this long economic recovery. It’s also been a reason the Federal Reserve (Fed) has kept its benchmark rate near zero as long as it did. Now that the Fed has begun to increase rates, weaker inflation data have led to reduced market expectations for further hikes. In fact, the Fed Funds Futures market is pricing in only one more rate hike over the next two years, despite Fed indications there would be several more to come.

The Fed’s general belief is that a strong labor market leads to increasing wages. It follows that increasing wages eventually result in higher prices as companies seek to remain profitable. As a result, inflation data will be under the microscope in the coming months as investors attempt to predict Fed action. The Fed has also indicated it is preparing to reduce the size of its large balance sheet, which ballooned over the course of various quantitative easing programs. The Fed has indicated it would allow many of the bonds it purchased to mature, allowing the balance sheet to shrink.

As the calendar turns to the second half of 2017, the market will continue to pay close attention to developments in Washington. Reduced expectations for policy changes leave the door open for an upside boost to the market if meaningful tax reform is enacted. But as has been the case for quite some time now, higher valuations of stocks mean the margin for error is smaller. Earnings growth has accompanied stock market gains to a certain extent, but valuations have become stretched. Legislative breakthroughs would at least provide some support for further gains.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

1

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Performance Review – June 30, 2017 Unaudited

The Johnson Institutional Short Duration Bond Fund provided a total return of 1.06% during the first half of 2017, compared to a 0.69% return for the Bank of America/Merrill Lynch 1–3 Year US Corporate & Government Index.

Short duration bond yields began the year at somewhat elevated levels following the November election results, but continued to move modestly higher as the Federal Reserve continued to tighten monetary policy, enacting two additional 25 basis point rate hikes so far this year. The fund has maintained a duration shorter than that of its benchmark, which was beneficial to relative returns as rates moved higher.

Meanwhile, credit spreads began the year at somewhat tight levels after narrowing consistently throughout the prior year. Spreads have continued their tightening trend to start this year as well, as solid economic fundamentals justify continued improvement. Sector performance was uneven though, with financials outperforming industrials and utilities. The Fund’s overweight to corporate bonds was helpful to performance relative to the Fund’s benchmark so far this year, while its focus on high quality credits with lower spread volatility tempered returns. More than 60% of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of the year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. In addition to raising the Federal Funds rate, the Fed may also taper its balance sheet reinvestment policy. Although growth in the US has been somewhat disappointing, the promise of fiscal stimulus may provide an economic tailwind in the coming year. Manufacturing has improved alongside the rebound in energy prices and the consumer should continue to benefit from rising wages and solid job creation. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages and the Fund’s position in Treasury Inflation Protected Securities will benefit as inflation rebounds. Finally, we anticipate continued upward pressure on short and intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2017
	Short Duration Bond Fund	Bank of America/Merrill Lynch 1–3 Year Gov’t/Corp Index
Six Month	1.06%	0.69%
One Year	0.78%	0.34%
Five Years	1.19%	0.98%
Ten Years	2.84%	2.30%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1–3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1–3 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Performance Review – June 30, 2017 Unaudited

The Johnson Institutional Intermediate Bond Fund provided a total return of 1.87% during the first half of 2017, compared to a 1.73% return for the Bloomberg Barclays Capital Intermediate Government Credit Index.

Bond yields began the year at somewhat elevated levels following the November election results, and the fund maintained a neutral duration relative to the benchmark as a result. The Federal Reserve continued to tighten monetary policy, enacting two additional 25 basis point rate hikes so far this year. This caused the short end of the yield curve to move higher. Longer dated interest rates fell, however, as optimism for fiscal stimulus faded.

Meanwhile, credit spreads began the year at somewhat tight levels after narrowing consistently throughout the prior year. Spreads have continued their tightening trend to start this year as well, as solid economic fundamentals justify continued improvement. Sector performance was uneven though, with financials outperforming industrials and utilities. The Fund’s overweight to corporate bonds was helpful to performance relative to the Fund’s benchmark so far this year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of the year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. In addition to raising the Federal Funds rate, the Fed may also taper its balance sheet reinvestment policy. Although growth in the US has been somewhat disappointing, the promise of fiscal stimulus may provide an economic tailwind in the coming year. Manufacturing has improved alongside the rebound in energy prices and the consumer should continue to benefit from rising wages and solid job creation. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages and the Fund’s position in Treasury Inflation Protected Securities will benefit as inflation rebounds. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2017
	Intermediate Bond Fund	Bloomberg Barclays Capital Intermediate Government Credit Index
Six Month	1.87%	1.73%
One Year	0.79%	-0.21%
Five Years	2.32%	1.77%
Ten Years	4.49%	3.87%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JOHNSON INSTITUTIONAL CORE BOND FUND
Performance Review – June 30, 2017 Unaudited

The Johnson Institutional Core Bond Fund provided a total return of 2.32% during the first half of 2017, compared to a 2.27% return for the Bloomberg Barclay’s Capital Aggregate Index.

Bond yields began the year at somewhat elevated levels following the November election results, and the fund maintained a neutral duration relative to the benchmark as a result. The Federal Reserve continued to tighten monetary policy, enacting two additional 25 basis point rate hikes so far this year. This caused the short end of the yield curve to move higher. Longer dated interest rates fell, however, as optimism for fiscal stimulus faded.

Meanwhile, credit spreads began the year at somewhat tight levels after narrowing consistently throughout the prior year. Spreads have continued their tightening trend to start this year as well, as solid economic fundamentals justify continued improvement. Sector performance was uneven though, with financials outperforming industrials and utilities. The Fund’s overweight to corporate bonds was helpful to performance relative to the Fund’s benchmark so far this year, while its focus on high quality credits with lower spread volatility tempered returns. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities which is greater than the Fund’s benchmark index and a key reason why the yield is traditionally higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into the second half of the year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. In addition to raising the Federal Funds rate, the Fed may also taper its balance sheet reinvestment policy. Although growth in the US has been somewhat disappointing, the promise of fiscal stimulus may provide an economic tailwind in the coming year. Manufacturing has improved alongside the rebound in energy prices and the consumer should continue to benefit from rising wages and solid job creation. Continued improvement in global economic growth as well as powerful global Central Bank stimulus may lead to a continued tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund’s duration is slightly short to that of its benchmark and the addition of securities such as floating rate and step-up coupon bonds will help serve as a cushion to rising rates. Inflation expectations remain below historical averages and the Fund’s position in Treasury Inflation Protected Securities will benefit as inflation rebounds. Finally, we anticipate continued upward pressure on intermediate bond yields, leading to a slightly muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of June 30, 2017
	Core Bond Fund	Bloomberg Barclays Capital Aggregate Index
Six Month	2.32%	2.27%
One Year	0.19%	-0.31%
Five Years	2.74%	2.21%
Ten Years	5.43%	4.48%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Bloomberg Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON ENHANCED RETURN FUND
Performance Review – June 30, 2017 Unaudited

The total return for the Johnson Enhanced Return Fund for the first half of 2017 was 9.42% compared to 9.34% for the S&P 500 Index. The outperformance continues to be driven by effective management of the bond portion of the portfolio compared to the cost of carry in the futures contracts. Reminder that the Fund uses futures contracts to replicate the S&P 500 and a bond portfolio to enhance the Fund’s returns.

The rally in stocks sparked by the US election last November carried over into the New Year and continued steadily through June, with the S&P 500 Index posting gains each month this year. Despite a flurry of headlines from Washington and around the world, the stock market has experienced these gains in an environment of low volatility. Positive returns were widespread with the exception of the energy sector, which suffered steep declines along with crude oil prices. Most of the market’s focus remains on Washington, particularly in the areas of tax reform, deregulation, and infrastructure spending. Meanwhile, the Federal Reserve hiked interest rates an additional 25 basis points twice during the first half of the year, once in March and again in June. Although incoming economic and inflation data may influence their outlook, the Fed anticipates a continued gradual tightening of monetary policy. The pace of potential rate increases continues to be instrumental in our strategic positioning of the underlying bond portfolio.

Short duration bond yields began the year at somewhat elevated levels following the November election results, and continued to move modestly higher during the first half of 2017. Although rising government bond yields were a modest drag to Fund performance in the first half of 2017, the Fund maintained a relatively short duration which mitigated the impact from rising rates. In addition, the fund benefited from its corporate bond holdings as spreads continued to tighten, leading to good performance overall relative to the Fund’s benchmark. The Fund continues to have a yield advantage over the cost of carry in the futures contracts due to the upward sloping yield curve and relatively attractive corporate yield spreads. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising rates.

Looking forward into the second half of the year, we expect the Fed will likely continue to tighten monetary policy, albeit gradually. The Fund is positioned defensively against this risk, maintaining a short duration stance and holding securities such as floating rate and step-up coupon bonds which will help serve as a cushion to higher rates. Inflation expectations remain below historical averages, and the Fund has maintained a position in Treasury Inflation Protected Securities which will benefit as inflation rebounds. Finally, we anticipate upward pressure on short and intermediate bond yields to develop over time, which should provide an opportunity to extend duration in the future and further enhance the Fund’s yield advantage.

Average Annual Total Returns as of June 30, 2017
	Enhanced Return Fund	S&P 500 Index
Six Month	9.42%	9.34%
One Year	17.36%	17.90%
Five Years	14.92%	14.63%
Ten Years	8.33%	7.18%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Senior Unsecured Notes, 6.000% Due 09/13/2017	1,400,000	$1,411,435
American Express Senior Unsecured Notes, 6.150% Due 08/28/2017	1,000,000	1,006,571
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	2,100,000	2,261,360
Bank of America Notes, 6.875% Due 04/25/2018	2,500,000	2,601,572
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	2,400,000	2,565,252
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	2,069,000	2,118,263
Goldman Sachs Group Senior Unsecured Notes, 6.150% Due 04/01/2018	2,500,000	2,580,225
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	2,500,000	2,462,453
JPMorgan Chase & Co. Senior Unsecured Notes, 2.750% Due 06/23/2020	2,000,000	2,033,418
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	770,000	777,892
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,023,324
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	1,500,000	1,641,207
Manufacturers and Traders Trust Co. Subordinated Notes, 6.625% Due 12/04/2017	2,700,000	2,754,934
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	2,450,000	2,458,080
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	1,500,000	1,500,939
MUFG Union Bank NA Senior Unsecured Notes, 2.250% Due 05/06/2019	1,495,000	1,501,170
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	1,500,000	1,632,154
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,250,000	1,258,590

Fixed Income Securities	Face Value	Fair Value
Prudential Financial Inc. Senior Unsecured Notes, 5.375% Due 06/21/2020	750,000	$819,334
Suntrust Banks Inc. Senior Unsecured Notes, 6.000% Due 09/11/2017	1,858,000	1,872,502
Wells Fargo & Co. Senior Unsecured Notes, 2.100% Due 07/26/2021	3,000,000	2,959,767
26.7% – Total Finance		$39,240,442
Industrial
AT&T Inc. Senior Unsecured Notes, 4.600% Due 02/15/2021	2,400,000	2,559,679
BP Capital Markets PLC Senior Unsecured Notes, 1.375% Due 05/10/2018	1,650,000	1,646,604
BP Capital Markets PLC Senior Unsecured Notes, 1.674% Due 02/13/2018	1,250,000	1,250,756
Chevron Corp. Senior Unsecured Floating Rate Note, 2.130% Due 05/16/2021**	1,000,000	1,023,486
Chevron Corp. Senior Unsecured Note, 2.427% Due 06/24/2020	1,945,000	1,969,346
CR Bard Inc. Senior Unsecured Notes, 1.375% Due 01/15/2018	2,170,000	2,169,436
CVS Health Corp. Senior Unsecured Notes, 4.125% Due 05/15/2021	2,177,000	2,301,607
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,922,000	1,972,866
Eaton Electric Holdings Senior Unsecured Notes, 3.875% Due 12/15/2020	1,699,000	1,778,296
General Electric Capital Corp. Senior Unsecured Notes, 2.246% Due 03/15/2023**	3,500,000	3,598,560
Kroger Co. Senior Unsecured Notes, 6.150% Due 01/15/2020	2,000,000	2,185,442
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,029,253
Schlumberger Norge AS Senior Unsecured Notes, 1.250% Due 08/01/2017*	2,400,000	2,399,638
Shell International Senior Unsecured Notes, 4.375% Due 03/25/2020	2,250,000	2,394,472

The accompanying notes are an integral part of these financial statements.

6

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities	Face Value	Fair Value
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	3,000,000	$3,003,849
Verizon Communications Senior Unsecured Notes, 4.500% Due 09/15/2020	2,500,000	2,670,605
23.1% – Total Industrial		$33,953,895
Utilities
Berkshire Hathaway Energy Senior Unsecured Notes, 5.750% Due 04/01/2018	1,500,000	1,544,712
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	2,494,000	2,654,439
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	2,000,000	2,133,320
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,600,000	1,597,688
Georgia Power Co. Senior Unsecured Notes, 4.250% Due 12/01/2019	1,040,000	1,089,445
Interstate Power & Light Senior Unsecured Notes, 3.650% Due 09/01/2020	2,410,000	2,498,394
National Rural Utilites Corp. Collateral Trust Notes, 5.450% Due 02/01/2018	1,550,000	1,583,829
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,280,000	1,332,256
NStar Senior Unsecured Notes, 4.500% Due 11/15/2019	600,000	632,848
Virginia Electric & Power Co. Senior Unsecured Notes, 5.400% Due 04/30/2018	2,000,000	2,061,154
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,566,000	2,716,391
13.5% – Total Utilities		$19,844,476
63.3% Total Corporate Bonds		$93,038,813
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,230,840	4,215,469
United States Treasury Floating Rate Notes, 1.143% Due 01/31/2019**	5,000,000	5,006,740

Fixed Income Securities	Face Value	Fair Value
United States Treasury Floating Rate Notes, 1.173% Due 10/31/2018**	5,000,000	$5,008,830
United States Treasury Notes, 0.750% Due 10/31/2017	4,000,000	3,995,440
12.4% – Total United States Government Treasury Obligations		$18,226,479
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.250% Due 07/27/2021**	1,800,000	1,771,776
FHLMC Step-up Coupon Notes, 1.250% Due 08/24/2021**	1,500,000	1,485,152
FHLMC Step-up Coupon Notes, 1.400% Due 11/23/2021**	2,000,000	1,988,280
FHLMC Step-up Coupon Notes, 1.500% Due 01/27/2022**	1,200,000	1,199,722
FHLMC Step-up Coupon Notes, 1.500% Due 03/14/2022**	2,000,000	1,997,700
FHLMC Step-up Coupon Notes, 1.500% Due 06/15/2022**	4,005,000	3,998,736
FHLMC Step-up Coupon Notes, 1.625% Due 05/10/2022**	1,000,000	999,563
FHLMC Step-up Coupon Notes, 1.625% Due 06/21/2022**	2,000,000	1,995,716
FHLMC Step-up Coupon Notes, 1.750% Due 07/12/2022**	2,000,000	1,998,638
FHLMC Step-up Coupon Notes, 1.750% Due 07/26/2022**	1,750,000	1,748,955
13.0% – Total United States Government Agency Obligations		$19,184,238
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid ARM, 3.248% Due 04/01/2042**	523,584	540,623
FHLMC CMO Series 2989 Class TG, 5.000% Due 06/15/2025	657,703	707,668
FHLMC CMO Series 3925 Class VA, 4.000% Due 11/15/2022	810,590	814,400
FHLMC CMO Series 4009 Class PA, 2.000% Due 06/15/2041	485,244	479,712
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	498,580	506,046
FNMA 7/1 Hybrid ARM, 2.762% Due 02/01/2046**	933,228	954,727
FNMA 7/1 Hybrid ARM, 2.799% Due 12/01/2044**	805,692	826,758

The accompanying notes are an integral part of these financial statements.

7

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities	Face Value	Fair Value
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	443,998	$475,074
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	861,162	940,623
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	49,076	51,075
GNMA Pool 726475, 4.000% Due 11/15/2024	268,392	279,421
4.5% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$6,576,127
Taxable Municipal Bonds
Kansas Development Finance Authority Revenue, 3.491% Due 04/15/2023	825,000	850,674
0.6% – Total Taxable Municipal Bonds		$850,674
Total Fixed Income Securities 93.8%		$137,876,331
(Identified Cost $138,053,066)

Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 0.61%**	11,813,037	11,813,037
Total Cash Equivalents 8.1%		$11,813,037
(Identified Cost $11,813,037)
Total Portfolio Value 101.9%		$149,689,368
(Identified Cost $149,866,103)
Liabilities in Excess of Other Assets -1.9%		$(2,740,595)
Total Net Assets 100.0%		$146,948,773

*	144A Restricted Security. The total fair value of such securities as of June 30, 2017 was $3,731,894 and represented 2.54% of net assets.
-	Schlumberger Norge Bond, Lot 1, purchased on June 23, 2016, for $999,810; price on June 30, 2017 was $99.985.
-	Northern Natural Gas Co. Bond, Lot 1, was purchased on October 12, 2012, for $1,223,180; price on June 30, 2017 was $104.083.
-	Northern Natural Gas Co. Bond, Lot 2, was purchased on January 15, 2013, for $72,412.80; price on June 30, 2017 was $104.083.
-	Northern Natural Gas Co. Bond, Lot 3, was purchased on November 26, 2014, for $249,766; price on June 30, 2017 was $104.083.
**	Variable Rate Security; the rate shown is as of June 30, 2017.

ARM –  Adjustable Rate Mortgage

CMO –  Collateralized Mortgage Obligation

FHLMC –  Federal Home Loan Mortgage Corporation

FNMA –  Federal National Mortgage Association

GNMA –  Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	1,460,000	$1,493,963
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	2,116,000	2,234,462
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	500,000	528,678
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,068,855
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	2,000,000	2,124,220
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	1,600,000	1,575,970
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,600,000	1,650,789
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,023,324
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	500,000	547,069
Marsh & McLennan Co. Inc. Senior Unsecured Notes, 3.500% Due 06/03/2024	1,500,000	1,547,572
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	1,600,000	1,605,277
MUFG Americas Holdings Corp. Senior Unsecured Notes, 3.500% Due 06/18/2022	1,290,000	1,328,838
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,500,000	1,632,154
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,000,000	1,072,817
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	1,600,000	1,624,386
US Bancorp Subordinated Notes, 2.950% Due 07/15/2022	1,246,000	1,267,391
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	1,000,000	1,038,717
Wells Fargo & Co. Subordinated Notes, 4.300% Due 07/22/2027	1,400,000	1,466,387
Wells Fargo & Co. Subordinated Notes, 4.480% Due 01/16/2024	1,220,000	1,307,655
22.0% – Total Finance		$26,138,524

Fixed Income Securities	Face Value	Fair Value
Industrial
AT&T Inc. Senior Unsecured Notes, 3.000% Due 02/15/2022	1,500,000	$1,506,681
Chevron Corp. Senior Unsecured Notes, 2.355% Due 12/05/2022	1,500,000	1,493,070
CVS Health Corp. Senior Unsecured Notes, 3.500% Due 07/20/2022	1,600,000	1,659,301
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	1,500,000	1,508,177
General Electric Capital Corp. Senior Unsecured Notes, 2.246% Due 03/15/2023**	2,230,000	2,292,797
Goodrich Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,000,000	1,066,412
Johnson Controls International PLC, 3.750% Due 12/01/2021	990,000	1,033,544
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,100,000	1,173,461
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,029,253
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	500,000	538,024
Shell International Finance Senior Unsecured Notes, 2.125% Due 05/11/2020	1,800,000	1,809,853
Shell International Finance Senior Unsecured Notes, 3.250% Due 05/11/2025	1,000,000	1,021,517
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,500,000	1,501,924
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055	1,782,000	1,668,287
16.3% – Total Industrial		$19,302,301
Utilities
Berkshire Hathaway Energy Senior Unsecured Notes, 3.750% Due 11/15/2023	1,000,000	1,051,898
Berkshire Hathaway Energy Senior Unsecured Notes, 5.750% Due 04/01/2018	460,000	473,712
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	620,000	659,885

The accompanying notes are an integral part of these financial statements.

9

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Duke Energy Ohio First Mortgage, 5.450% Due 04/01/2019	1,000,000	$1,061,252
Enterprise Products Senior Unsecured Notes, 3.750% Due 02/15/2025	1,500,000	1,544,703
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,190,000	1,188,280
Georgia Power Co. Senior Unsecured Notes, 2.850% Due 05/15/2022	1,111,000	1,116,499
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	556,059
National Rural Utilities Corp. Collateral Trust, 5.450% Due 02/01/2018	1,190,000	1,215,972
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,040,825
NStar Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	527,373
Williams Partners Senior Unsecured Notes, 4.875% Due 05/15/2023	1,500,000	1,556,430
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,058,609
11.0% – Total Utilities		$13,051,497
49.3% Total Corporate Bonds		$58,492,322
United States Government Treasury Obligations
Treasury Inflation Protected Security, 1.000% Due 02/15/2046	1,754,213	1,752,639
Treasury Inflation Protected Security, 1.750% Due 01/15/2028	2,917,700	3,252,106
United States Treasury Floating Rate Notes, 1.143% Due 01/31/2019**	5,000,000	5,006,740
United States Treasury Floating Rate Notes, 1.173% Due 10/31/2018**	800,000	801,413
United States Treasury Floating Rate Notes, 1.193% Due 04/30/2018**	5,000,000	5,008,500
United States Treasury Notes, 0.750% Due 10/31/2017	3,000,000	5,993,160

Fixed Income Securities	Face Value	Fair Value
United States Treasury Notes, 2.500% Due 05/15/2046	2,500,000	$2,325,880
United States Treasury Notes, 2.750% Due 11/15/2042	450,000	444,656
20.7% – Total United States Government Treasury Obligations		$24,585,094
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	2,000,000	1,993,840
FHLMC Step-up Coupon Notes, 1.375% Due 10/28/2021**	1,500,000	1,494,962
FHLMC Step-up Coupon Notes, 1.400% Due 11/23/2021**	1,500,000	1,491,210
FHLMC Step-up Coupon Notes, 1.500% Due 06/15/2022**	1,800,000	1,797,185
FHLMC Step-up Coupon Notes, 1.625% Due 06/21/2022**	3,000,000	2,993,574
FHLMC Step-up Coupon Notes, 1.750% Due 07/12/2022**	3,500,000	3,497,616
11.2% – Total United States Government Agency Obligations		$13,268,387
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM, 3.248% Due 04/01/2042**	560,983	579,239
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025	530,057	553,812
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	166,113	178,220
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	949,044	985,236
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	203,502	206,549
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	262,979	295,036
FNMA 10/1 Hybrid ARM, 3.259% Due 12/01/2041**	431,364	446,464
FNMA 7/1 Hybrid ARM, 2.799% Due 12/01/2044**	827,552	849,190
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039	365,828	386,707
FNMA CMO Series 2015-37 Class BA, 3.000% Due 08/25/2044	1,912,970	1,967,977

The accompanying notes are an integral part of these financial statements.

10

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities	Face Value	Fair Value
FNMA CMO Series 2016-39 Class LA, 2.500% Due 03/25/2045	1,337,187	$1,331,612
FNMA CMO Series 2016-99 Class TA, 3.500% Due 03/25/2036	1,155,119	1,201,615
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	344,465	376,249
7.9% – Total United States Government Agency Obligations – Mortgage Backed Securities		$9,357,906
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	725,000	786,857
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,000,000	1,122,310
Kansas Development Finance Authority Revenue, 4.091% Due 04/15/2027	3,000,000	3,140,460
Kentucky Asset Liability Commission Revenue, 4.104% Due 04/01/2019	1,000,000	1,031,030
Kentucky Asset Liability Commission Revenue, 5.339% Due 04/01/2022	300,000	324,624
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.117% Due 06/01/2021	1,435,000	1,545,524
6.7% – Total Taxable Municipal Bonds		$7,950,805
Total Fixed Income Securities 95.8%		$113,654,514
(Identified Cost $112,534,299)

Preferred Stocks	Shares	Fair Value
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	59,890	$1,676,920
Total Preferred Stocks 1.4%		$1,676,920
(Identified Cost $1,446,031)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.61%**	9,105,700	9,105,700
Total Cash Equivalents 7.7%		$9,105,700
(Identified Cost $9,105,700)
Total Portfolio Value 104.9%		$124,437,134
(Identified Cost $123,086,030)
Liabilities in Excess of Other Assets -4.9%		$(5,757,487)
Total Net Assets 100.0%		$118,679,647
*	144A Restricted Security. The total fair value of such securities as of June 30, 2017 was $1,040,825 and represented 0.88% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on June 30, 2017 was $104.0825.
**	Variable Rate Security; the rate shown is as of June 30, 2017.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

11

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
Ace INA Holdings Senior Unsecured Notes, 2.875% Due 11/03/2022	600,000	$610,367
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	2,200,000	2,251,176
AON Corp. Senior Unsecured Notes, 3.500% Due 06/14/2024	200,000	203,924
AON Corp. Senior Unsecured Notes, 3.875% Due 12/15/2025	1,000,000	1,044,970
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	1,000,000	1,055,984
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,700,000	1,817,053
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	2,225,000	2,363,195
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	225,000	221,621
Huntington Bancshares Senior Unsecured Notes, 3.150% Due 03/14/2021	2,000,000	2,039,448
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	2,100,000	2,166,660
JPMorgan Chase & Co. Subordinated Notes, 3.375% Due 05/01/2023	100,000	101,476
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,023,324
Key Bank NA Subordinated Notes, 5.700% Due 11/01/2017	205,000	207,642
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	1,000,000	1,094,138
Marsh & McLennan Co. Inc. Senior Unsecured Notes, 3.500% Due 06/03/2024	1,200,000	1,238,058
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	2,225,000	2,232,338
MUFG Americas Holdings Corp. Senior Unsecured Notes, 2.250% Due 02/10/2020	1,500,000	1,500,939
MUFG Americas Holdings Corp. Senior Unsecured Notes, 3.500% Due 06/18/2022	1,050,000	1,081,612
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,088,103

Fixed Income Securities	Face Value	Fair Value
PNC Financial Services Subordinated Notes, 3.900% Due 04/29/2024	1,225,000	$1,279,369
Prudential Financial Inc. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,165,000	1,249,832
Suntrust Banks Inc. Senior Unsecured Notes, 2.900% Due 03/03/2021	2,200,000	2,233,530
US Bancorp Subordinated Notes, 3.600% Due 09/11/2024	1,100,000	1,142,589
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,740,000	1,769,872
Wells Fargo & Co. Subordinated Notes, 5.606% Due 01/15/2044	2,900,000	3,448,613
20.8% – Total Finance		$34,465,833
Industrial
AT&T Inc. Senior Unsecured Notes, 3.000% Due 02/15/2022	225,000	226,002
AT&T Inc. Senior Unsecured Notes, 5.000% Due 03/01/2021	2,000,000	2,162,506
Chevron Corp. Senior Unsecured Notes, 2.355% Due 12/05/2022	1,550,000	1,542,839
CVS Health Corp. Senior Unsecured Notes, 3.500% Due 07/20/2022	2,000,000	2,074,126
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,395,000	1,431,919
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	2,175,000	2,186,856
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 2.158% Due 04/15/2023**	1,000,000	1,020,714
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 2.246% Due 03/15/2023**	3,150,000	3,238,704
Johnson Controls International PLC, 3.625% Due 07/02/2024	1,125,000	1,164,503
Johnson Controls International PLC, 3.750% Due 12/01/2021	1,000,000	1,043,984
Kroger Co. Senior Unsecured Notes, 3.400% Due 04/15/2022	985,000	1,007,525
Kroger Co. Senior Unsecured Notes, 4.000% Due 02/01/2024	150,000	155,403
Kroger Co. Senior Unsecured Notes, 6.400% Due 08/15/2017	75,000	75,377

The accompanying notes are an integral part of these financial statements.

12

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,000,000	$1,066,783
McDonalds Corp. Senior Unsecured Notes, 6.300% Due 03/01/2038	1,300,000	1,674,960
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	100,000	102,925
Shell International Finance Senior Unsecured Notes, 2.125% Due 05/11/2020	550,000	553,011
Shell International Finance Senior Unsecured Notes, 3.250% Due 05/11/2025	1,600,000	1,634,427
Target Corp. Senior Unsecured Notes, 2.500% Due 04/15/2026	1,500,000	1,423,202
Union Pacific Corp. Senior Unsecured Notes, 7.875% Due 01/15/2019	250,000	272,340
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,870,000	1,872,399
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055	2,774,000	2,596,986
17.2% – Total Industrial		$28,527,491
Utilities
Alabama Power Co., Senior Unsecured Notes, 5.500% Due 10/15/2017	70,000	70,733
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 3.750% Due 11/15/2023	1,600,000	1,683,037
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 5.750% Due 04/01/2018	100,000	102,981
Duke Energy Corp., Senior Unsecured Notes, 3.550% Due 09/15/2021	2,425,000	2,523,467
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	1,640,000	1,683,993
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	499,278
Eversource Energy Senior Unsecured Notes, 2.800% Due 05/01/2023	220,000	220,597

Fixed Income Securities	Face Value	Fair Value
Interstate Power & Light Senior Unsecured Notes, 3.400% Due 08/15/2025	225,000	$227,437
Interstate Power & Light Senior Unsecured Notes, 3.650% Due 09/01/2020	2,500,000	2,591,695
National Rural Utilities Corp. Collateral Trust, 2.300% Due 11/15/2019	305,000	306,892
Northern Natural Gas Co. Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,040,825
NStar Senior Unsecured Notes, 4.500% Due 11/15/2019	1,000,000	1,054,746
Virginia Electric & Power Co. Senior Unsecured Notes, 2.950% Due 01/15/2022	300,000	306,244
Virginia Electric & Power Co. Senior Unsecured Notes, 5.950% Due 09/15/2017	1,535,000	1,547,470
Williams Partners Senior Unsecured Notes, 4.875% Due 05/15/2023	1,665,000	1,727,637
Xcel Energy Inc. Senior Unsecured Notes, 3.300% Due 06/01/2025	650,000	655,764
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,058,609
10.4% – Total Utilities		$17,301,405
48.4% Total Corporate Bonds		$80,294,729
United States Government Treasury Obligations
Treasury Inflation Protected Security, 1.000% Due 02/15/2046	1,986,388	1,984,606
Treasury Inflation Protected Security, 1.375% Due 02/15/2044	2,307,998	2,510,610
United States Treasury Bond, 2.500% Due 02/15/2045	4,670,000	4,358,240
United States Treasury Floating Rate Notes, 1.173% Due 10/31/2018**	2,750,000	2,754,857
United States Treasury Floating Rate Notes, 1.193% Due 04/30/2018**	5,355,000	5,364,104
United States Treasury Notes, 2.500% Due 05/15/2046	6,000,000	5,582,112

The accompanying notes are an integral part of these financial statements.

13

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities	Face Value	Fair Value
United States Treasury Notes, 2.750% Due 08/15/2042	3,515,000	$3,476,553
United States Treasury Notes, 2.750% Due 11/15/2042	2,100,000	2,075,063
16.9% – Total United States Government Treasury Obligations		$28,106,145
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	1,650,000	1,644,918
FHLMC Step-up Coupon Notes, 1.250% Due 08/24/2021**	5,225,000	5,173,278
FHLMC Step-up Coupon Notes, 1.500% Due 01/27/2022**	1,200,000	1,199,722
FHLMC Step-up Coupon Notes, 1.625% Due 05/10/2022**	2,000,000	1,999,126
FHLMC Step-up Coupon Notes, 1.750% Due 07/12/2022**	5,000,000	4,996,595
FHLMC Step-up Coupon Notes, 1.750% Due 07/26/2022**	1,500,000	1,499,104
9.9% – Total United States Government Agency Obligations		$16,512,743
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid ARM, 3.248% Due 04/01/2042**	560,983	579,239
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	145,349	155,942
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	949,044	985,236
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	407,005	413,099
FHLMC CMO Series 4087 Class PT, 3.000% Due 07/15/2042	1,269,842	1,297,276
FHLMC CMO Series 4161 Class QA, 3.000% Due 02/15/2043	282,961	288,427
FHLMC Gold Partner Certificate Pool G01880, 5.000% Due 08/01/2035	111,429	121,871
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	231,582	249,018
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	594,561	667,037
FHLMC Gold Partner Certificate Pool G09921, 4.000% Due 07/01/2024	346,557	363,708

Fixed Income Securities	Face Value	Fair Value
FHLMC Gold Partner Certificate Pool G13596, 4.000% Due 07/01/2024	1,414,395	$1,484,553
FNMA 10/1 Hybrid ARM, 3.259% Due 12/01/2041**	431,364	446,464
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	271,558	290,565
FNMA CMO Series 2005-64 Class PL, 5.500% Due 07/25/2035	157,777	174,220
FNMA CMO Series 2011-53 Class DT, 4.500% Due 06/25/2041	357,524	383,341
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,134,983	1,162,823
FNMA CMO Series 2013-83 Class MH, 4.000% Due 08/25/2043	509,869	541,732
FNMA CMO Series 2014-20 Class AC, 3.000% Due 08/25/2036	911,807	936,550
FNMA CMO Series 2014-28 Class PA, 3.500% Due 02/25/2043	528,726	550,598
FNMA CMO Series 2015-72 Class GB, 2.500% Due 12/25/2042	1,556,314	1,571,882
FNMA CMO Series 2016-39 Class LA, 2.500% Due 03/25/2045	3,387,541	3,373,417
FNMA CMO Series 2016-79 Class L, 2.500% Due 10/25/2044	2,135,833	2,129,146
FNMA CMO Series 2016-99 Class TA, 3.500% Due 03/25/2036	977,408	1,016,751
FNMA Partner Certificate Pool 1107, 3.500% Due 07/01/2032	1,158,670	1,210,146
FNMA Partner Certificate Pool 889050, 6.000% Due 05/01/2037	424,011	478,456
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	237,038	265,509
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	365,828	386,707

The accompanying notes are an integral part of these financial statements.

14

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities	Face Value	Fair Value
FNMA Partner Certificate Pool AL9309, 3.500% Due 10/01/2031	1,319,812	$1,375,585
FNMA Partner Certificate Pool MA0384, 5.000% Due 04/01/2030	275,572	300,999
GNMA CMO Pool 2009-124 Class L, 4.000% Due 11/20/2038	128,139	130,923
14.0% – Total United States Government Agency Obligations – Mortgage Backed Securities		$23,331,220
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	750,000	813,990
Cincinnati Children’s Hospital Medical Center, 2.853% Due 11/15/2026	750,000	720,653
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,785,000	2,003,323
Kansas Development Finance Authority Revenue, 3.741% Due 04/15/2025	3,705,000	3,827,821
Kentucky Asset Liability Commission Revenue, 1.688% Due 04/01/2018	150,000	149,578
Kentucky Asset Liability Commission Revenue, 5.339% Due 04/01/2022	295,000	319,214
Kentucky Property and Buildings Commission Revenue, 5.373% Due 11/01/2025	200,000	224,516
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	1,000,188
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.994% Due 12/15/2020	850,000	919,845
6.0% Total Taxable Municipal Bonds		$9,979,128
Total Fixed Income Securities 95.2%		$158,223,965
(Identified Cost $156,643,431)

Preferred Stocks	Shares	Fair Value
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	63,600	$1,780,800
Total Preferred Stocks 1.1%		$1,780,800
(Identified Cost $1,410,853)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.61%**	11,467,686	11,467,686
Total Cash Equivalents 6.9%		$11,467,686
(Identified Cost $11,467,686)
Total Portfolio Value 103.2%		$171,472,451
(Identified Cost $169,521,970)
Liabilities in Excess of Other Assets -3.2%		$(5,360,594)
Total Net Assets 100.0%		$166,111,857
*	144A Restricted Security. The total fair value of such securities as of June 30, 2017 was $1,040,825 and represented 0.63% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on June 30, 2017 was $104.083.
**	Variable Rate Security; the rate shown is as of June 30, 2017.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

15

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2017 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
Ace INA Holdings Senior Unsecured Notes, 5.900% Due 06/15/2019	679,000	$731,195
American Express Bank Senior Unsecured Notes, 6.000% Due 09/13/2017	1,925,000	1,940,723
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,900,000	2,045,992
Bank of America Notes, 6.875% Due 04/25/2018	2,000,000	2,081,258
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,220,000	1,304,003
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	1,700,000	1,740,477
Goldman Sachs Group Senior Unsecured Notes, 6.150% Due 04/01/2018	2,100,000	2,167,389
Huntington Bancshares Senior Unsecured Notes, 2.300% Due 01/14/2022	1,500,000	1,477,471
JPMorgan Chase & Co. Senior Unsecured Notes, 2.750% Due 06/23/2020	2,000,000	2,033,418
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	1,800,000	1,969,447
Manufacturers and Traders Trust Co. Subordinated Notes, 6.625% Due 12/04/2017	2,075,000	2,117,218
Morgan Stanley Senior Unsecured Notes, 2.125% Due 04/25/2018	2,165,000	2,172,140
MUFG Americas Holdings Corp. Senior Unsecured Notes, 1.625% Due 02/09/2018	1,827,000	1,826,814
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,000,000	1,006,872
Suntrust Banks Inc. Senior Unsecured Notes, 6.000% Due 09/11/2017	1,000,000	1,007,805
Travelers Companies Inc. Senior Unnsecured Notes, 5.800% Due 05/15/2018	1,000,000	1,036,070
Wells Fargo & Co. Senior Unsecured Notes, 2.100% Due 07/26/2021	2,400,000	2,367,814
23.8% – Total Finance		$29,026,106

Fixed Income Securities	Face Value	Fair Value
Industrial
AT&T Inc. Senior Unsecured Notes, 4.600% Due 02/15/2021	2,000,000	$2,133,066
BP Capital Markets PLC Senior Unsecured Notes, 1.375% Due 05/10/2018	1,000,000	997,942
BP Capital Markets PLC Senior Unsecured Notes, 1.674% Due 02/13/2018	1,267,000	1,267,767
Chevron Corp. Senior Unsecured Floating Rate Note, 1.748% Due 03/03/2022**	2,100,000	2,117,991
CR Bard Inc. Senior Unsecured Notes, 1.375% Due 01/15/2018	1,700,000	1,699,558
CVS Health Corp. Senior Unsecured Notes, 4.125% Due 05/15/2021	1,500,000	1,585,857
Eaton Corp. Senior Unsecured Notes, 5.600% Due 05/15/2018	1,000,000	1,033,453
Eaton Electric Holdings Senior Unsecured Notes, 3.875% Due 12/15/2020	1,025,000	1,072,839
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.458% Due 05/13/2024**	1,600,000	1,570,800
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 2.158% Due 04/15/2023**	2,000,000	2,041,428
Johnson Controls International PLC, 5.000% Due 03/30/2020	1,560,000	1,666,252
Kroger Co. Senior Unsecured Notes, 6.150% Due 01/15/2020	1,800,000	1,966,898
McDonald’s Corp. Senior Unsecured Notes, 2.200% Due 05/26/2020	1,745,000	1,756,398
Norfolk Southern Corporation Senior Unsecured Notes, 5.750% Due 04/01/2018	1,564,000	1,609,752
Schulmberger Norge AS Senior Unsecured Notes, 1.250% Due 08/01/2017*	2,100,000	2,099,683
Shell International Senior Unsecured Notes, 4.300% Due 09/22/2019	1,800,000	1,894,986

The accompanying notes are an integral part of these financial statements.

16

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities	Face Value	Fair Value
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	2,000,000	$2,002,566
Verizon Communications Senior Unsecured Notes, 4.500% Due 09/15/2020	2,003,000	2,139,689
25.2% – Total Industrials		$30,656,925
Utilities
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 2.000% Due 11/15/2018	1,000,000	1,002,228
Berkshire Hathaway Energy Co. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,029,808
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	1,672,000	1,779,560
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	1,500,000	1,599,990
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,425,000	1,422,941
Eversource Senior Unsecured Notes, 4.500% Due 11/15/2019	480,000	506,278
Interstate Power & Light Senior Unsecured Notes, 3.650% Due 09/01/2020	1,420,000	1,472,083
National Rural Utilities Collateral Trust, 5.450% Due 02/01/2018	1,270,000	1,297,718
Virginia Electric & PowerCo. Senior Unsecured Notes, 5.400% Due 04/30/2018	1,730,000	1,782,898
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,995,000	2,111,925
11.5% – Total Utilities		$14,005,429
60.5% Total Corporate Bonds		$73,688,460
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,230,840	4,215,469
United States Treasury Floating Rate Notes, 1.173% Due 10/31/2018**	3,500,000	3,506,181
United States Treasury Floating Rate Notes, 1.143% Due 01/31/2019**	1,000,000	1,001,348

Fixed Income Securities	Face Value	Fair Value
United States Treasury Notes, 0.750% Due 10/31/2017***	6,114,000	$6,107,030
United States Treasury Notes, 1.000% Due 03/15/2018***	3,500,000	3,494,120
15.1% – Total United States Government Treasury Obligations		$18,324,148
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.250% Due 07/27/2021**	2,500,000	2,460,800
FHLMC Step-up Coupon Notes, 1.250% Due 08/24/2021**	1,000,000	990,101
FHLMC Step-up Coupon Notes, 1.500% Due 03/14/2022**	1,000,000	998,850
FHLMC Step-up Coupon Notes, 1.150% Due 07/12/2021**	2,000,000	1,993,840
FHLMC Step-up Coupon Notes, 1.500% Due 01/27/2022**	1,500,000	1,499,652
FHLMC Step-up Coupon Notes, 1.500% Due 06/15/2022**	1,000,000	998,436
FHLMC Step-up Coupon Notes, 1.625% Due 06/21/2022**	1,000,000	997,858
FHLMC Step-up Coupon Notes, 1.750% Due 07/18/2022**	1,600,000	1,598,910
FHLMC Step-up Coupon Notes, 1.750% Due 07/26/2022**	3,500,000	3,497,910
12.3% – Total United States Government Agency Obligations		$15,036,357
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC CMO Series 4009 Class PA, 2.000% Due 06/15/2041	1,679,692	1,660,540
FHLMC CMO Series 4287 Class AB, 2.000% Due 12/15/2026	1,013,168	1,005,660
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	166,590	174,056
FNMA 10/1 Hybrid ARM, 3.259% Due 12/01/2041**	431,364	446,464
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	1,231,296	1,259,285
FNMA CMO Pool 833200, 5.500% Due 09/01/2035	773,405	871,097
GNMA Pool 726475, 4.000% Due 11/15/2024	268,392	279,421

The accompanying notes are an integral part of these financial statements.

17

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2017 - Unaudited

Fixed Income Securities	Face Value	Fair Value
GNMA Pool 728920, 4.000% Due 12/15/2024	358,628	$375,971
5.0% – Total United States Government Agency Obligations – Mortgage Backed Securities		$6,072,494
Total Fixed Income Securities 92.9%		$113,121,459
(Identified Cost $113,322,255)

Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 0.84%**	12,925,393	12,925,393
Total Cash Equivalents 10.6%		$12,925,393
(Identified Cost $12,925,393)
Total Portfolio Value 103.5%		$126,046,852
(Identified Cost $126,247,648)
Liabilities in Excess of Other Assets -3.5%		$(4,315,732)
Total Net Assets: 100.0%		$121,731,120

Futures Contracts	Long Contracts	Unrealized Appreciation (Depreciation)
E-mini Standard & Poor’s 500 expiring September 2017 (50 units per contract)	975	$(132,629)
E-mini Standard & Poor’s 500 expiring December 2017 (50 units per contract) (Notional Value of $120,437,775)	20	28,416
		$(104,213)
*	144A Restricted Security. The total fair value of such securities as of June 30, 2017 was $2,099,683 and represented 1.72% of net assets.
-	Schlumberger Norge Bond, Lot 1, purchased on June 23, 2016, for $1,799,095; price on June 30, 2017 was $99.985.
-	Schlumberger Norge Bond, Lot 2, purchased on December 19, 2016, for $299,979; price on June 30, 2017 was $99.985.
**	Variable Rate Security; the rate shown is as of June 30, 2017.
***	Held as collateral by RJ O’Brien for futures contracts
-	part ($3,020,000 face) of US Treasury Note maturing 03/15/2018, and part ($2,331,000 face) of US Treasury Note maturing 10/31/2017.

ARM – Adjustable Rate Mortgage

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

18

JOHNSON MUTUAL FUNDS
June 30, 2017 – Unaudited

Statements of Assets and Liabilities

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$149,689,368	$124,437,134	$171,472,451	$126,046,852
Interest Receivable	1,001,527	738,662	1,148,188	774,975
Receivable for Variation Margin on Futures Contracts	—	—	—	44,515
Fund Shares Sold Receivable	—	—	3,307	—
Securities Sold Receivable	27,148	29,087	29,087	—
Receivable for CMO Paydowns	18,086	7,220	—	—
Total Assets	$150,736,129	$125,212,103	$172,653,033	$126,866,342
Liabilities:
Accrued Management Fee	$29,345	$23,711	$33,030	$35,222
Investment Securities Purchased	3,750,000	6,496,719	6,500,000	5,100,000
Payables Related to Pending CMO Paydowns	1,595	5,622	1,709	—
Fund Shares Redeemed Payable	6,416	6,404	6,437	—
Total Liabilities	$3,787,356	$6,532,456	$6,541,176	$5,135,222
Net Assets	$146,948,773	$118,679,647	$166,111,857	$121,731,120
Net Assets Consist of:
Paid in Capital	$147,198,240	$117,269,302	$164,275,190	$106,803,318
Accumulated Net Investment Income/(Loss)	6,184	8,337	6,312	12,793
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures Contracts	(78,916)	50,904	(120,126)	15,220,018
Net Unrealized Gain (Loss) on Investments	(176,735)	1,351,104	1,950,481	(200,796)
Net Unrealized (Loss) on Futures Contracts	—	—	—	(104,213)
Net Assets	$146,948,773	$118,679,647	$166,111,857	$121,731,120
Shares Outstanding (Unlimited Amount Authorized)	9,786,136	7,574,268	10,446,328	6,880,650
Offering, Redemption and Net Asset Value Per Share	$15.02	$15.67	$15.90	$17.69
*Identified Cost of Investment Securities	$149,866,103	$123,086,030	$169,521,970	$126,247,648

The accompanying notes are an integral part of these financial statements.

19

JOHNSON MUTUAL FUNDS
June 30, 2017 – Unaudited

Statements of Operations

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Six Months Ended 6/30/2017	Six Months Ended 6/30/2017	Six Months Ended 6/30/2017	Six Months Ended 6/30/2017
Investment Income:
Interest	$1,253,150	$1,394,746	$1,951,526	$1,049,383
Dividends	—	38,180	38,792	—
Total Investment Income	$1,253,150	$1,432,926	$1,990,318	$1,049,383
Expenses:
Gross Management Fee	$202,369	$166,650	$217,452	$203,637
Management Fee Waiver (Note #4)	(41,480)	(34,196)	(44,494)	—
Net Expenses	$160,889	$132,454	$172,958	$203,637
Net Investment Income	$1,092,261	$1,300,472	$1,817,360	$845,746
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$(10,561)	$50,904	$(120,126)	$(21,384)
Net Realized Gain from Futures Contracts	—	—	—	8,487,225
Net Change in Unrealized Gain (Loss) on Investments	278,624	719,230	1,678,896	247,447
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	862,307
Net Gain/(Loss) on Investments	$268,063	$770,134	$1,558,770	$9,575,595
Net Change in Net Assets from Operations	$1,360,324	$2,070,606	$3,376,130	$10,421,341

The accompanying notes are an integral part of these financial statements.

20

JOHNSON MUTUAL FUNDS
June 30, 2017

Statements of Changes in Net Assets

	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Six Months Ended 6/30/2017*	Year Ended 12/31/2016	Six Months Ended 6/30/2017*	Year Ended 12/31/2016	Six Months Ended 6/30/2017*	Year Ended 12/31/2016	Six Months Ended 6/30/2017*	Year Ended 12/31/2016
Operations:
Net Investment Income	$1,092,261	$1,582,320	$1,300,472	$2,374,726	$1,817,360	$2,385,866	$845,746	$1,216,558
Net Realized Gain (Loss) from Security Transactions	(10,561)	179,234	50,904	270,305	(120,126)	654,838	(21,384)	100,824
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	8,487,225	13,309,488
Net Change in Unrealized Gain (Loss) on Investments	278,624	133,919	719,230	717,704	1,678,896	(398,336)	247,447	122,938
Net Change in Unrealized (Loss) on Futures Contracts	—	—	—	—	—	—	862,307	(1,915,570)
Net Change in Net Assets from Operations	$1,360,324	$1,895,473	$2,070,606	$3,362,735	$3,376,130	$2,642,368	$10,421,341	$12,834,238
Distributions to Shareholders:
Net Investment Income	$(1,086,077)	$(1,761,554)	$(1,292,135)	$(2,459,539)	$(1,811,048)	$(2,547,906)	$(832,953)	$(1,419,911)
Return of Capital	—	(15,972)	—	—	—	(19,024)	—	—
Net Realized Gain from Security Transactions	—	—	—	(92,392)	—	(492,798)	—	(4,052,802)
Net Change in Net Assets from Distributions	$(1,086,077)	$(1,777,526)	$(1,292,135)	$(2,551,931)	$(1,811,048)	$(3,059,728)	$(832,953)	$(5,472,713)
Capital Share Transactions:
Proceeds From Sale of Shares	$35,431,384	$46,756,569	$17,118,043	$27,848,730	$53,313,367	$48,945,493	$1,846,024	$25,084,822
Net Asset Value of Shares Issued on Reinvestment of Distributions	302,870	331,055	161,061	293,502	917,422	867,136	832,927	5,472,547
Cost of Shares Redeemed	(13,432,924)	(30,910,252)	(10,086,022)	(22,604,865)	(6,373,884)	(19,600,901)	(719,674)	(25,687,328)
Net Change in Net Assets from Capital Share Transactions	$22,301,330	$16,177,372	$7,193,082	$5,537,367	$47,856,905	$30,211,728	$1,959,277	$4,870,041
Net Change in Net Assets	$22,575,577	$16,295,319	$7,971,553	$6,348,171	$49,421,987	$29,794,368	$11,547,665	$12,231,566
Net Assets at Beginning of Year	$124,373,196	$108,077,877	$110,708,094	$104,359,923	$116,689,870	$86,895,502	$110,183,455	$97,951,889
Net Assets at End of Year	$146,948,773	$124,373,196	$118,679,647	$110,708,094	$166,111,857	$116,689,870	$121,731,120	$110,183,455
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$6,184	$(195,206)	$8,337	$(84,813)	$6,312	$(175,741)	$12,793	$(203,353)
*	Unaudited

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016		2015		2014	2013	2012
Net Asset Value Beginning of Period	$14.98		$14.96		$15.05		$15.03	$15.27	$15.27
Operations:
Net Investment Income	0.14		0.21		0.17		0.18	0.25	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	0.02		0.04		(0.07)		0.04	(0.22)	0.04
Total Operations	$0.16		$0.25		$0.10		$0.22	$0.03	$0.36
Distributions:
Net Investment Income	(0.12)		(0.23)		(0.19)		(0.20)	(0.25)	(0.32)
Return of Capital	—		(0.00	)(a)	(0.00	)(a)	—	—	—
Net Realized Capital Gains	—		—		—		—	(0.02)	(0.04)
Total Distributions	$(0.12)		$(0.23)		$(0.19)		$(0.20)	$(0.27)	$(0.36)
Net Asset Value at End of Period	$15.02		$14.98		$14.96		$15.05	$15.03	$15.27
Total Return(b)	1.06	%(c)	1.68%		0.67%		1.44%	0.16%	2.35%
Net Assets End of Period (Millions)	$146.95		$124.37		$108.08		$78.27	$74.11	$70.08
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(e)	0.30%		0.30%		0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(e)	0.24%		0.23%		0.24%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.56	%(e)	1.32%		1.07%		1.14%	1.57%	2.02%
Average Net Assets after Waiver	1.62	%(e)	1.38%		1.14%		1.20%	1.63%	2.06%
Portfolio Turnover Rate	11.46	%(c)	73.88%		42.30%		42.41%	56.49%	43.98%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2017, 2016, 2015, 2014, 2013, and 2012, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.024, 0.24%, 0.23%, 0.24%, 0.24%, and 0.26%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2017. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$15.56		$15.41	$15.61	$15.40	$16.24	$16.06
Operations:
Net Investment Income	0.19		0.34	0.33	0.37	0.45	0.52
Net Gains on Securities (Realized and Unrealized)	0.10		0.18	(0.19)	0.29	(0.56)	0.22
Total Operations	$0.29		$0.52	$0.14	$0.66	$(0.11)	$0.74
Distributions:
Net Investment Income	(0.18)		(0.36)	(0.34)	(0.39)	(0.45)	(0.52)
Return of Capital	—		—	0.00 (a)	—	—	—
Net Realized Capital Gains	—		(0.01)	—	(0.06)	(0.28)	(0.04)
Total Distributions	$(0.18)		$(0.37)	$(0.34)	$(0.45)	$(0.73)	$(0.56)
Net Asset Value at End of Period	$15.67		$15.56	$15.41	$15.61	$15.40	$16.24
Total Return(b)	1.87	%(c)	3.37%	0.90%	4.31%	(0.68)%	4.70%
Net Assets End of Period (Millions)	$118.68		$110.71	$104.36	$79.64	$76.12	$73.63
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(e)	0.24%	0.23%	0.24%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.27	%(e)	2.12%	2.06%	2.30%	2.79%	3.05%
Average Net Assets after Waiver	2.34	%(e)	2.18%	2.13%	2.36%	2.85%	3.09%
Portfolio Turnover Rate	12.29	%(c)	50.71%	32.75%	34.31%	55.78%	21.08%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2017, 2016, 2015, 2014, 2013, and 2012, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.024, 0.24%, 0.23%, 0.24%, 0.24%, and 0.26%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2017. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL CORE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$15.73		$15.63	$15.98	$15.43	$16.52	$16.54
Operations:
Net Investment Income	0.22		0.39	0.39	0.40	0.49	0.56
Net Gains on Securities (Realized and Unrealized)	0.14		0.19	(0.21)	0.63	(0.80)	0.26
Total Operations	$0.36		$0.58	$0.18	$1.03	$(0.31)	$0.82
Distributions:
Net Investment Income	(0.19)		(0.40)	(0.42)	(0.43)	(0.49)	(0.56)
Return of Capital	—		0.00 (a)	0.00 (a)	—	—	—
Net Realized Capital Gains	—		(0.08)	(0.11)	(0.05)	(0.29)	(0.28)
Total Distributions	$(0.19)		$(0.48)	$(0.53)	$(0.48)	$(0.78)	$(0.84)
Net Asset Value at End of Period	$15.90		$15.73	$15.63	$15.98	$15.43	$16.52
Total Return(b)	2.32	%(c)	3.67%	1.16%	6.79%	(1.87)%	5.05%
Net Assets End of Period (Millions)	$166.11		$116.69	$86.90	$74.82	$71.30	$73.55
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(e)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(e)	0.24%	0.23%	0.24%	0.24%	0.26%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.44	%(e)	2.34%	2.39%	2.46%	2.99%	3.19%
Average Net Assets after Waiver	2.50	%(e)	2.40%	2.46%	2.52%	3.04%	3.23%
Portfolio Turnover Rate	8.33	%(c)	42.29%	29.51%	28.30%	67.39%	23.33%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2017, 2016, 2015, 2014, 2013, and 2012, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.024, 0.24%, 0.23%, 0.24%, 0.24%, and 0.26%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2017. (Note #4)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

24

FINANCIAL HIGHLIGHTS
JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2017*		Year Ended December 31
			2016	2015	2014	2013	2012
Net Asset Value Beginning of Period	$16.28		$15.17	$15.82	$16.27	$15.50	$13.43
Operations:
Net Investment Income	0.15		0.18	0.15	0.16	0.24	0.23
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	1.38		1.76	0.07	2.21	4.58	2.24
Total Operations	$1.53		$1.94	$0.22	$2.37	$4.82	$2.47
Distributions:
Net Investment Income	(0.12)		(0.21)	(0.17)	(0.17)	(0.24)	(0.23)
Return of Capital	—		—	0.00 (a)	—	—	—
Net Realized Capital Gains	—		(0.62)	(0.70)	(2.65)	(3.81)	(0.17)
Total Distributions	$(0.12)		$(0.83)	$(0.87)	$(2.82)	$(4.05)	$(0.40)
Net Asset Value at End of Period	$17.69		$16.28	$15.17	$15.82	$16.27	$15.50
Total Return(b)	9.42	%(c)	12.89%	1.34%	14.42%	31.31%	18.43%
Net Assets End of Period (Millions)	$121.73		$110.18	$97.95	$97.15	$83.93	$65.19
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.35	%(e)	0.35%	0.35%	0.35%	0.67%	1.00%
Average Net Assets after Waiver	0.35	%(e)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.45	%(e)	1.16%	0.91%	0.93%	1.00%	0.85%
Average Net Assets after Waiver	1.45	%(e)	1.16%	0.91%	0.93%	1.32%	1.50%
Portfolio Turnover Rate	8.34	%(c)	65.13%	57.75%	56.32%	33.09%	49.63%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%. (Note #4)
(e)	Annualized

The accompanying notes are an integral part of these financial statements.

25

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 – Unaudited

1)    Organization

The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)    Summary of Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Financial Futures Contracts:

The Enhanced Return Fund invests in stock index futures (equity risk) in an attempt to replicate the returns of the leading large capitalization companies in the leading industries in the U.S. economy. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the six months ended June 30, 2017 was $115,735,103. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gains on futures contracts, as of June 30, 2017, is presented separately within the components of net assets on the Statements of Assets and Liabilities. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of June 30, 2017, RJ O’Brien holds cash as collateral in the amount of $219,000 and is restricted from withdrawal. The Fund holds U.S. Treasury Notes with the custodian, which also serve as collateral for future contracts, with a value on June 30, 2017 of $5,343,269. Net variation margin receivable on futures contracts as of June 30, 2017 was $44,775.

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of June 30, 2017, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities.

26

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

2)    Summary of Significant Accounting Policies, continued

The following table presents the Enhanced Return Fund’s liability derivatives available for offset under a master netting agreement, net of collateral pledged as of June 30, 2017.

Liabilities:

Description	Gross amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
				Financial Instruments	Cash Collateral Pledged/ Received	Net Amount
Futures Contracts	$44,775	$—	$44,775	$44,775	$—	$—
Total	$44,775	$—	$44,775	$44,775	$—	$—

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of all open tax years ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

27

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

2)    Summary of Significant Accounting Policies, continued

For the year ended December 31, 2016, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short Duration Bond Fund	$(10,373)	$179,234	$(168,861)
Intermediate Bond Fund	(19,816)	84,813	(64,997)
Core Bond Fund	—	162,040	(162,040)
Enhanced Return Fund	—	203,353	(203,353)

3)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads

28

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

3)    Security Valuation and Transactions, continued

adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2017:

Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$93,038,813	$—	$93,038,813
U.S. Treasury Obligations	—	18,226,479	—	18,226,479
U.S. Agency Obligations	—	19,184,238	—	19,184,238
U.S. Agency Obligations – Mortgage-Backed	—	6,576,127	—	6,576,127
Taxable Municipal Bonds	—	850,674	—	850,674
Cash Equivalents	11,813,037	—	—	11,813,037
Total	$11,813,037	$137,876,331	$—	$149,689,368

29

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

3)    Security Valuation and Transactions, continued

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$58,492,322	$—	$58,492,322
U.S. Treasury Obligations	—	24,585,094	—	24,585,094
U.S. Agency Obligations	—	13,268,387	—	13,268,387
U.S. Agency Obligations – Mortgage-Backed	—	9,357,906	—	9,357,906
Taxable Municipal Bonds	—	7,950,805	—	7,950,805
Preferred Stocks	1,676,920	—	—	1,676,920
Cash Equivalents	9,105,700	—	—	9,105,700
Total	$10,782,620	$113,654,514	$—	$124,437,134

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$80,294,729	$—	$80,294,729
U.S. Treasury Obligations	—	28,106,145	—	28,106,145
U.S. Agency Obligations	—	16,512,743	—	16,512,743
U.S. Agency Obligations – Mortgage-Backed	—	23,331,220	—	23,331,220
Taxable Municipal Bonds	—	9,979,128	—	9,979,128
Preferred Stocks	1,780,800	—	—	1,780,800
Cash Equivalents	11,467,686	—	—	11,467,686
Total	$13,248,486	$158,223,965	$—	$171,472,451

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds*	$—	$73,688,460	$—	$73,688,460
U.S. Treasury Obligations	—	18,324,148	—	18,324,148
U.S. Agency Obligations	—	15,036,357	—	15,036,357
U.S. Agency Obligations – Mortgage-Backed	—	6,072,494	—	6,072,494
Cash Equivalents	12,925,393	—	—	12,925,393
Sub-Total	$12,925,393	$113,121,459	$—	$126,046,852
Other Financial Instruments**	(104,213)	—	—	(104,213)
Total	$12,821,180	$113,121,459	$—	$125,942,639

*	See Portfolio of Investments for industry classification.
**	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized depreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the six months ended June 30, 2017, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

30

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

4)    Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser received management fees for the six months ended June 30, 2017 as indicated below. Effective May 1, 2017, the Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.243%. This is a change in the fee from the prior period (May 1, 2016 to April 30, 2017) of 0.236%. The Adviser has the right to remove this fee waiver any time after April 30, 2018.

For the six months ended June 30, 2017, information regarding fees was as follows:

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.057%	0.243%	$160,889	$41,480	$29,345
Intermediate Bond Fund	0.30%	0.057%	0.243%	132,454	34,196	23,711
Core Bond Fund	0.30%	0.057%	0.243%	172,958	44,494	33,030
Enhanced Return Fund	0.35%	—	0.35%	203,637	—	35,222

5)    Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $24,000 for the six months ended June 30, 2017, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2017, Covenant Trust Company, owned in aggregate 50.71% of the Short Duration Bond Fund, 68.73% of the Intermediate Bond Fund, and 48.24% of the Core Bond Fund. At June 30, 2017, client accounts managed by the Adviser and held by Charles Schwab & Co, held in aggregate 30.66% of the Core Bond Fund, and 92.19% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These fees are paid by the Adviser.

6)    Purchases and Sales of Securities

For the period ended June 30, 2017, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$32,269,431	$20,671,166	$5,003,591	$2,000,108
Intermediate Bond Fund	18,162,854	20,068,449	8,291,780	4,763,320
Core Bond Fund	51,641,967	15,656,269	8,391,369	761,094
Enhanced Return Fund	20,420,694	13,755,700	1,000,231	1,001,424

31

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

7)    Capital Share Transactions

As of June 30, 2017, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Short Duration Bond Fund		Intermediate Bond Fund		Core Bond Fund		Enhanced Return Fund
	Six Months ended 6/30/2017	Year ended 12/31/2016	Six Months ended 6/30/2017	Year ended 12/31/2016	Six Months ended 6/30/2017	Year ended 12/31/2016	Six Months ended 6/30/2017	Year ended 12/31/2016
Shares Sold to Investors	2,362,374	3,101,189	1,093,424	1,759,192	3,371,495	3,017,893	106,621	1,581,898
Shares Issued on Reinvestment of Dividends	20,174	21,971	10,302	18,633	57,921	54,300	47,510	336,530
Subtotal	2,382,548	3,123,160	1,103,726	1,777,825	3,429,416	3,072,193	154,131	1,918,428
Shares Redeemed	(898,587)	(2,045,636)	(646,416)	(1,431,163)	(402,142)	(1,211,185)	(41,278)	(1,609,574)
Net Increase During Period	1,483,961	1,077,524	457,310	346,662	3,027,274	1,861,008	112,853	308,854
Shares Outstanding:
Beginning of Year	8,302,175	7,224,651	7,116,958	6,770,296	7,419,054	5,558,046	6,767,797	6,458,943
End of Period	9,786,136	8,302,175	7,574,268	7,116,958	10,446,328	7,419,054	6,880,650	6,767,797

8)    Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9)    Federal Tax Information

For Federal income tax purposes, the cost of investment securities owned on June 30, 2017 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
Short Duration Bond Fund	$149,866,103	$310,180	$(486,915)	$(176,735)
Intermediate Bond Fund	123,086,030	1,769,877	(418,773)	1,351,104
Core Bond Fund	169,521,970	2,746,016	(795,535)	1,950,481
Enhanced Return Fund	126,247,648	648,170	(848,966)	(200,796)

32

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2017 - Unaudited

9)    Federal Tax Information, continued

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2016	1,761,554	—	15,972	1,777,526
	2017	1,086,077	—	—	1,086,077
Intermediate Bond Fund	2016	2,459,539	92,392	—	2,551,931
	2016	1,292,135	—	—	1,292,135
Core Bond Fund	2016	2,547,906	492,798	19,024	3,509,728
	2016	1,811,048	—	—	1,811,048
Enhanced Return Fund	2016	3,082,599	2,390,114	—	5,472,713
	2016	832,953	—	—	832,953

*	Short-Term Capital Gains were combined with Ordinary Income, as they are taxed at the Ordinary Income tax rate.

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Net Realized Long-Term Capital Gains	Short Term Capital Loss Carryovers (Infinite)	Long-Term Capital Loss Carryovers (Infinite)	Unrealized Appreciation (Depreciation)	Post-October Capital Loss	Total Distributable Income on a Tax Basis
Short Duration Bond Fund	$—	$—	$—	$(68,355)	$(455,359)	$—	$(523,714)
Intermediate Bond Fund	—	—	—	—	631,874	—	631,874
Core Bond Fund	—	—	—	—	271,585	—	271,585
Enhanced Return Fund	2,313,927	3,473,730	—	—	(448,243)	—	5,339,414

For the year ended December 31, 2016, the Short Duration Bond Fund utilized $7,085 of short-term capital loss carryforwards, and $3,288 of long-term capital loss carryforwards, and the Intermediate Bond Fund utilized $11,719 of short-term capital loss carryforwards, and $101,197 of long-term capital loss carryforwards.

33

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2016 and held through June 30, 2017.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2016	Ending Account Value June 30, 2017	Expenses Paid During Period* January 1, 2017 – June 30, 2017
Short Duration Bond Fund
Actual	$1,000.00	$1,010.60	$1.21
Hypothetical	$1,000.00	$1,011.79	$1.22
Intermediate Bond Fund
Actual	$1,000.00	$1,018.70	$1.22
Hypothetical	$1,000.00	$1,011.79	$1.22
Core Bond Fund
Actual	$1,000.00	$1,023.20	$1.22
Hypothetical	$1,000.00	$1,011.79	$1.22
Enhanced Return Fund
Actual	$1,000.00	$1,094.20	$1.82
Hypothetical	$1,000.00	$1,023.06	$1.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Short Duration, Intermediate, and Core Bond Funds, the expense ratio is 0.243%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

34

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

At a regular board meeting of the Johnson Mutual Funds Trust, on May 30, 2017, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), then considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor, Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.

The Trustees reviewed information prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided to the Funds, the compensation received for management services, information regarding brokerage commissions paid to unaffiliated brokers, Fund performance for various periods ended March 31, 2017, profitability of the Funds to the Adviser and economies of scale.

As to the nature, extent and quality of services provided by the Adviser, the Trustees reviewed the information provided in the memorandum that described the Adviser’s business and personnel and analyzed the Adviser’s experience and capabilities. The Board noted that the Adviser has been providing services to the Trust since 1992 and presently services the 11 no-load funds, which includes four institutional funds. The Board materials also included a review of the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted that they are satisfied with the portfolio management and other services being provided to the Funds by the Adviser and its responsiveness to Board requests. The Trustees next discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management and fund matters. They noted the many years of experience for much of the Adviser’s professional staff as well as the Adviser’s ability to attract and retain talented portfolio managers. With respect to compliance, the Trustees discussed the Adviser’s compliance program, the resources allocated to compliance and the responsiveness of the Adviser to issues raised by the Trust’s chief compliance officer. Additionally, the Trustees considered the absence of any litigations or regulatory investigations related to the Adviser. A representative of the Adviser provided an overview of the Adviser’s financial status and discussed the Adviser’s resources in providing services to the Funds. The Trustees, including the Independent Trustees, concluded that the nature and extent of services provided by the Adviser was consistent with the Board’s expectations, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has the appropriate resources to continue to provide quality advisory services to the Funds.

As to the performance of the Funds, the Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ending March 31, 2017. Information regarding each Fund’s performance was compared to the performance of the Fund and its Morningstar category (the “Peer Group”) and the Fund’s benchmark index. The Trustees considered the percentile ranking by Morningstar category for each of the Funds. The Trustees also considered charts comparing each Fund’s 1-year and 3-year returns to those of its Peer Group over rolling 1- and 3-year periods, as well as charts comparing each Fund’s 1-year and 3-year total returns and standard deviations to those of its Peer Group. They also discussed, with representatives of the Adviser, the Adviser’s expectations as to each Fund’s risk/return profile as measured by its standard deviation as opposed to its benchmark.

The Trustees recognized that the Equity Income Fund had underperformed the S&P 500 Index for the 1-year period and 3-year periods but had recently significantly outperformed the Index for the first quarter of 2017. The Trustees considered that the Growth Fund had modestly underperformed against its benchmark, the S&P 500 Index, and its Peer Group average for the 1-year and 3-year periods but had also outperformed the Index for the first quarter of 2017. With respect to the Opportunity Fund, the Trustees noted that the Fund had slightly underperformed the Russell 2500 Index for the 1 year, 3-year and 5-year periods. The Board next discussed the performance of the Realty Fund, noting that it had slightly underperformed its benchmark for the 1-year, 3-year and 5-year periods but outperformed for the first quarter of 2017. The Trustees noted the International Fund slightly underperformed its benchmark for each of the periods except for the 3-year period where it had modestly outperformed. Next, the Trustees discussed the performance of the Fixed Income Fund, noting that the Fund’s returns were fairly in line with those of its benchmark. The Trustees noted that the Municipal Income Fund had outperformed the Barclays 5-year GO Index for the 3-year and 5-year periods and that it otherwise had slightly underperformed its Index for each other period. After discussion, the Trustees agreed that none of the Funds had unreasonable performance.

35

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

The Trustees then reviewed each of the Institutional Funds. They noted that the Short Duration Bond Fund had outperformed its benchmark, the Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index, for all periods. Next, the Trustees discussed the performance of the Intermediate Bond Fund. They reviewed its performance for each of the periods, noting that it had outperformed the Barclays Intermediate U.S. Government Credit Index for all periods as well. With respect to the Core Bond Fund, the Board noted that the Fund had significantly outperformed the Barclays U.S. Aggregate Index and its Peer Group average for the year to date 2016 period and for the 1, 3, 5 and 10-year periods. The Trustees next discussed the performance for the Enhanced Return Fund. The Board reviewed its performance, noting that the Enhanced Return Fund outperformed its benchmark, the S&P 500 Index, and its Peer Group average for the year to date 2017, 1, 3 and 5-year periods. After discussion, the Trustees indicated that it was their consensus all four of these Funds had satisfactory performance given their respective investment objectives and strategies.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the fees paid to the Adviser for the fiscal year ended December 31, 2016 by the Funds. The Trustees also reviewed a report that includes a percentile ranking of the expense ratio of each Fund compared to the average expense ratios of the funds in the applicable Morningstar category. The Board discussed and concluded that the expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements have a unitary fee structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a higher fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratio for each Fund was well below the mean, except that the Equity Income Fund’s and the Fixed Income Fund’s expense ratios was just above the averages for their respective categories. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also discussed with the representatives of the Adviser the benefits to the Adviser of the “soft dollar” research it receives as a result of the Funds’ brokerage activity. The Trustees also discussed the profitability of each of the Funds to the Adviser, and a representative of the Adviser reported on the Adviser’s profitability on a fund by fund basis, financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Management Fee payable to each Fund and that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees discussed economies of scale. The Trustees considered that because the Funds’ expense ratios were reasonable, and given the asset levels of the Funds and other information, that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Board also noted that the Adviser had agreed to extend its contractual fee waiver with respect to the Core Bond, Short Duration and Intermediate Bond Funds for another year. The Trustees and representatives from the Adviser again agreed to discuss the possibility of fee breakpoints in the future. After a discussion, the Trustees concluded that no breakpoints are necessary at this time.

After a discussion, the Trustees concluded and agreed, including all Independent Trustees, that renewal of each Management Agreement was in the best interests of the each Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

36

ADDITIONAL INFORMATION
June 30, 2017 – Unaudited

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

37

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (75) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	None
Independent Trustees
Ronald H. McSwain (74) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984.	11	None

John R. Green (74) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company.	11	None

James J. Berrens (51) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health.	11	None

Dr. Jeri B. Ricketts (60) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

38

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (46) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A

Dale H. Coates (58) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser.	N/A	N/A

Marc E. Figgins (53) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A

Scott J. Bischoff (51) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser.	N/A	N/A

Jennifer J. Kelhoffer (45) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Compliance Associate for the Adviser since March 2006.	N/A	N/A

39

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 15, 2017, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3) Not applicable

(b)  Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2017

By /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date September 8, 2017

* Print the name and title of each signing officer under his or her signature.